UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

HEAT BIOLOGICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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801 Capitola Drive, Suite 12
Durham, North Carolina 27713

May   , 2017

To Our Valued Shareholders,

In 2016, we laid the foundation for important clinical milestones that we announced in the beginning of 2017, as we advanced and augmented our pipeline. Our mission is to enable new immuno-therapy combinations to dramatically improve patient outcomes across multiple indications.

Most recently, we announced positive interim results for our Phase 2 clinical trial evaluating our vaccine with an anti-PD-1 checkpoint inhibitor, nivolumab, for the treatment of non-small cell lung cancer (NSCLC). Fifteen patients have completed the HS-110/nivolumab combination to-date and 12 of these 15 patients were evaluable for ELISPOT analysis. Our findings suggest that HS-110 plays an integral role in tumor reduction and may enhance efficacy of checkpoint inhibitors in lung cancer patients, especially for those patients least likely to respond to checkpoint therapies. We are encouraged by the positive response and level of interest from within the industry.

In the beginning of 2017, we presented immunological data from our 94-patient Phase 2 trial evaluating HS-410 either alone or in combination with BCG for the treatment of non-muscle invasive bladder cancer (NMIBC). Researchers reported that there were encouraging signs of anti-tumor activity as HS-410 generated a robust antigen-specific immune response to multiple tumor-associated peptides in treated patients, while there were no immune responses of this type in the placebo. While these results were encouraging, these responses did not translate into clinical outcomes, and the study did not meet its primary endpoint. We are continuing to monitor all patients enrolled in the study for an additional 12 months, and expect to be able to make a more informed decision around next steps.

In March 2017, we also announced our definitive agreement to acquire an 80% controlling interest in Pelican Therapeutics, which broadens our current pipeline with the addition of T cell costimulators that have the potential to enhance durability of clinical responses in combination therapies. Importantly, this acquisition brings with it a $15.2 million grant from the Cancer Prevention and Research Institute of Texas to advance multiple products through preclinical development and at least one program through a 70-patient Phase 1 clinical trial.

We continue to remain focused on strengthening our balance sheet and extending our cash runway. We ended the fiscal year 2016 with approximately $7.8 million of cash and cash equivalents, and paid down all outstanding debt. This does not reflect the $4.1 million net proceeds recently raised in our latest public offering. We remain diligent in managing our resources and maintaining our lean operations while advancing our immuno-oncology therapies.

We believe 2017 has the potential to be a transformative year with a number of upcoming milestones. We would like to thank our shareholders and employees for their continued support and look forward to keeping you apprised of developments.

Sincerely, Jeff Wolf Chief Executive Officer

801 Capitola Drive, Suite 12
Durham, North Carolina 27713

May   , 2017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Heat Biologics, Inc.:

We hereby notify you that the 2017 Annual Meeting (the “2017 Annual Meeting” or “Annual Meeting”) of stockholders of Heat Biologics, Inc., a Delaware corporation, will be held on June 29, 2017 beginning at 9:00 a.m., local time, at our offices located at 801 Capitola Drive, Suite 12, Durham, North Carolina 27713, for the following purposes:

(1)

to elect the four (4) nominees for director named herein to our Board of Directors (the “Board” or “Board of Directors”) to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2017;
(3)

to approve (in the event it is deemed advisable by our Board of Directors) an amendment to our third amended and restated certificate of incorporation, as amended (the “Restated Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding shares of common stock, $0.0002 par value per share (the “Common Stock”), at a ratio to be determined in the discretion of our Board of Directors within a range of one (1) share of Common Stock for every two (2) to ten (10) shares of Common Stock (the “Reverse Stock Split”);

(4)	to approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 (the “Increase”);
(5)

to approve an adjournment of the 2017 Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 3 or Proposal 4 (the “Adjournment”);

(6)	to approve the 2017 Stock Incentive Plan (the “2017 Plan”); and
(7)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on May 8, 2017 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2017 Annual Meeting.  The list of the stockholders of record as of the close of business on May 8, 2017 will be made available for inspection at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2017

On or about May 11, 2017, we will begin mailing a notice, called the Notice of Internet Availability of Proxy Materials, to our stockholders advising them that this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2016 and voting instructions can be accessed over the internet at www.proxyvote.com. You may then access these materials over the internet or you may request that a printed copy of the proxy materials be sent to you. If you want to receive a paper or e-mail copy of these proxy materials, you must request one over the internet at www.proxyvote.com, by calling toll free 1-800-579-1639, or by sending an e-mail to sendmaterial@proxyvote.com. There is no charge to you for requesting a copy. Please make your request for a copy on or before June 15, 2017 to facilitate timely delivery. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via e-mail unless you change your election. In accordance with SEC rules, www.proxyvote.com does not use “cookies,” to track the identity of anyone accessing the website to view the proxy materials, or gather any personal information.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD YOU WILL RECEIVE IN RESPONSE TO YOUR REQUEST.

By order of the Board of Directors, Jeffrey Wolf Chairman, Chief Executive Officer and President

801 Capitola Drive, Suite 12

Durham, North Carolina 27713

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on June 29, 2017

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.0002 par value per share (the “Common Stock”), of Heat Biologics, Inc., a Delaware corporation (referred to as “Heat,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Heat of proxies to be voted at our 2017 Annual Meeting of Stockholders to be held on June 29, 2017, beginning at 9:00 a.m., local time at our offices located at 801 Capitola Drive, Suite 12, Durham, North Carolina 27713, and at any adjournment or postponement of our 2017 Annual Meeting.

The purpose of the 2017 Annual Meeting and the matters to be acted on are stated in the accompanying notice of Annual Meeting of stockholders. The Board of Directors knows of no other business that will come before the 2017 Annual Meeting.

Our Board of Directors is soliciting votes (i) FOR each of the four nominees named herein for election to our Board of Directors; (ii) FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2017; (iii) FOR the approval (in the event it is deemed advisable by our Board of Directors) of an amendment to our third amended and restated certificate of incorporation, as amended (the “Restated Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding shares of common stock, $0.0002 par value per share (the “Common Stock”), at a ratio to be determined in the discretion of our Board of Directors within a range of one (1) share of Common Stock for every two (2) to ten (10) shares of Common Stock (the “Reverse Stock Split”); (iv) FOR the approval of an amendment to our Restated Certificate of Incorporation to increase the number  of authorized shares of Common Stock from 50,000,000 to 100,000,000 (the “Increase”); (v) FOR approval to adjourn the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split or the Increase (the “Adjournment”); and (vi) FOR approval of our 2017 Stock Incentive Plan (the “2017 Plan”).

This year, we are once again taking advantage of the Securities and Exchange Commission (the “SEC”) rule that allows companies to provide their stockholders with access to proxy materials over the internet. On or about May 11, 2017, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders informing them that our Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2016 (such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material) and voting instructions are available online. As more fully described in the Notice, our stockholders may choose to access our proxy materials on the internet or may request to receive paper copies of the proxy materials. This allows us to conserve natural resources and reduces the costs of printing and distributing the proxy materials, while providing our stockholders with access to the proxy materials in a fast and efficient manner.

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2017 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the record date. This can be the Notice or your proxy card.  If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2017 Annual Meeting, you will be required to present proof of your ownership of our Common Stock on the record date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2017 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2017 Annual Meeting.

Information on how to obtain directions to attend the 2017 Annual Meeting is available at: www.heatbio.com.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with Heat’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” of those shares and the Notice is being sent directly to you by Heat. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the 2017 Annual Meeting.  If you choose to vote by proxy, you may do so by using the internet (please visit www.proxyvote.com and follow the instructions), or by requesting a printed copy of our proxy materials and completing and returning by mail the proxy card you will receive in response to your request. Whichever method you use, each valid proxy received in time will be voted at the 2017 Annual Meeting in accordance with your instructions.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and the Notice is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2017 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2017 Annual Meeting, you may vote using the Internet, by telephone or by mail. Please visit www.proxyvote.com, or call 1-800-454-8683 and follow the instructions, or if you request printed proxy materials, you will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Vote by Mail

If you choose to vote by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Vote by Internet

If you choose to vote by internet, go to www.proxyvote.com to complete an electronic proxy card.  Have your Notice, proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.  Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on June 28, 2017 to be counted.

Voting at the Annual Meeting

Voting by mail or internet will not limit your right to vote at the 2017 Annual Meeting if you decide to attend in person.

ADDITIONAL INFORMATION ABOUT VOTING

Q:	Why did I receive a Notice in the mail regarding the internet availability of the proxy materials instead of a paper copy of the proxy materials?

A:

The Notice that we mail to our stockholders directs you to a website where you can access our proxy materials and view instructions on how to vote. By providing access to this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2016 to our stockholders on the internet rather than mailing printed copies, we save natural resources and reduce the cost to print and distribute the proxy materials, while providing a convenient way to access the materials and vote. If you would prefer to receive a paper copy of these materials, please follow the instructions included in the Notice.

Q:	What information is contained in the proxy statement?

A:

The information included in this proxy statement relates to the proposals to be voted on at the 2017 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:

The Notice provides instructions on how to view the proxy materials for the 2017 Annual Meeting on the internet. In addition, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016 are available at www.heatbio.com.

Q:	What items of business will be voted on at the 2017 Annual Meeting?

A:

The six (6) items of business scheduled to be voted on at the 2017 Annual Meeting are: (1) the election of our directors; (2) the ratification of BDO USA, LLP as our independent registered public accounting firm; (3) the Reverse Stock Split at a ratio to be determined in the discretion of our Board of Directors (in the event the Reverse Stock Split is deemed advisable by our Board of Directors) within a range of one (1) share of Common Stock for every two (2) to ten (10) shares of Common Stock; (4) the Increase  of the number  of authorized shares of Common Stock from 50,000,000 to 100,000,000; (5) the Adjournment of the 2017 Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split or Increase; and (6) our 2017 Plan.  We will also consider any other business that properly comes before the 2017Annual Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:

The Board of Directors recommends that you vote your shares (1) FOR each of the nominees named herein for election to our Board of Directors; (2) FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2017; (3) FOR the Reverse Stock Split at a ratio to be determined in the discretion of our Board of Directors (in the event the Reverse Stock Split is deemed advisable by our Board of Directors) within a range of one (1) share of Common Stock for every two (2) to ten (10) shares of Common Stock; (4) FOR the Increase of the number of authorized shares of Common Stock from 50,000,000 to 100,000,000; (5) FOR the Adjournment of the 2017 Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split or Increase; and (6) FOR our 2017 Plan.

Q:	What shares can I vote?

A:

You may vote or cause to be voted all shares owned by you as of the close of business on May 8, 2017, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder.  If your shares are registered directly in your name on the books of Heat maintained with Heat’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the “record holder” of those shares, and the Notice is sent directly to you by Heat. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the meeting.

Beneficial Owner of Shares Held in Street Name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the Notice is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2017 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2017 Annual Meeting, you may vote using the internet, by telephone or by mail. Please visit www.proxyvote.com, or call 1-800-454-8683 and follow the instructions, or if you request printed proxy materials, you will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors, the Reverse Stock Split, the Increase, and the Adjournment. The uncontested election of directors, and the 2017 Plan are not considered routine matters. Therefore, brokers do not have the discretion to vote on the election of directors or the 2017 Plan. If you hold your shares in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:	Can I change my vote or revoke my proxy?

A:

You may change your vote or revoke your proxy at any time before the final vote at the 2017 Annual Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Heat Biologics, Inc. 801 Capitola Drive, Suite 12, Durham, North Carolina 27713; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by appearing at the 2017 Annual Meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request.

For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the 2017 Annual Meeting and voting in person. You may also change your vote by sending a written notice of revocation to our Corporate Secretary Corporate Secretary in writing at Heat Biologics, Inc. 801 Capitola Drive, Suite 12, Durham, North Carolina 27713.

Q:	Who can help answer my questions?

A:

If you have any questions about the 2017 Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Heat Biologics, Inc., 801 Capitola Drive, Suite 12, Durham, North Carolina 27713 or by phone at (919) 240-7133.

Q:	How are votes counted?

A:	In the election of directors, you may vote FOR all of the four (4) nominees named herein or you may direct your vote to be WITHHELD with respect to any one or more of the four nominees.

With respect to the other five (5) proposals, you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR each of the four (4) nominees for election to our Board of Directors; (2) FOR the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2017; (3) FOR the Reverse Stock Split (in the event the Reverse Stock Split is deemed advisable by our Board of Directors) within a range of one (1) share of Common Stock for every two (2) to ten (10) shares of Common Stock; (4) FOR the Increase of the number of authorized shares of Common Stock from 50,000,000 to 100,000,000; (5) FOR the Adjournment of the 2017 Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split or the Increase; and (6) FOR  our 2017 Plan. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:	What is a quorum and why is it necessary?

A:

Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of Common Stock outstanding on May 8, 2017 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2017 Annual Meeting. Broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the chairperson of the meeting or the stockholders entitled to vote at the meeting present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Q:	What is the voting requirement to approve each of the proposals?

A:

For Proposal 1 (the election of directors), the four (4) persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present in person or represented by proxy at the 2017 Annual Meeting and entitled to vote on the election of directors) will be elected.  Only votes FOR or WITHHELD will affect the outcome.  Abstentions and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote.  You do not have the right to cumulate your votes.

To be approved, Proposal 2 (ratification of the appointment of BDO USA, LLP, as our independent registered public accounting firm for the year ending December 31, 2017), Proposal 5 (the adjournment of the 2017 Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split or the Increase) and Proposal 6 (the approval of  our 2017 Plan) must receive the affirmative vote from the holders of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the 2017 Annual Meeting. Accordingly, abstentions on these proposals will have the same effect as a vote against the proposal. Broker non-votes (although none are expected to exist in connection with Proposal 2 or Proposal 5) will have no effect on these proposals. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of our Board of Directors (the “Audit Committee”) or our Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Heat and its stockholders.

To be approved, Proposal 3 (approval of the Reverse Stock Split (in the event the Reverse Stock Split is deemed advisable by our Board of Directors) within a range of one (1) share of Common Stock for every two (2) to ten (10) shares of Common Stock) and Proposal 4 of the number of authorized shares of Common Stock from 50,000,000 to 100,000,000) must receive FOR votes from the holders of a majority of the issued and outstanding shares of Common Stock as of the record date.  Accordingly, abstentions and broker non-votes with respect to each of these proposals will have the same effect as voting AGAINST each of these proposals (although no broker non-votes are expected to exist in connection with Proposal 3 or Proposal 4).

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matters to be submitted to our stockholders at the 2017 Annual Meeting are Proposals 2, 3, 4 and 5. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in Proposal 1 or how to vote for Proposal 6, your broker may not exercise discretion and may not vote your shares on that proposal.

For purposes of Proposal 1 and Proposal 6, broker non-votes are not “entitled to vote” at the meeting unless otherwise instructed. As such, a broker non-vote will not be counted as a vote FOR or WITHHELD with respect to a director in Proposal 1, or a vote FOR or AGAINST with respect to Proposal 6; and, therefore, will have no effect on the outcome of the vote on any such proposal. A broker non-vote with respect to Proposal 3 or Proposal 4 (although none are expected to exist in connection with Proposal 3 or Proposal 4); however, will be counted as a vote AGAINST Proposal 3 or Proposal 4. Abstentions will be counted in determining the total number of “votes cast” and the total number of shares present in person or represented by proxy and entitled to vote on each of the proposals and will therefore have the effect of a vote AGAINST on each proposal, except for Proposal 1, where the abstention will have no effect on the outcome of the vote.

We encourage you to vote FOR all six (6) proposals.

Q:	What should I do if I receive more than one Notice?

A:

You may receive more than one Notice. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice.  Please follow the voting instructions on all of the Notices to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2017 Annual Meeting?

A:

We intend to announce preliminary voting results at the 2017 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2017 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2017 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2017 Annual Meeting?

A:

Other than the six (6) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2017 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Jeffrey Wolf, our Chief Executive Officer, and Ms. Ann Rosar, our Vice President of Finance, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:

Each share of our Common Stock that is issued and outstanding as of the close of business on May 8, 2017, the record date, is entitled to be voted on all items being voted on at the 2017 Annual Meeting, with each share being entitled to one vote on each matter.  As of the record date, 34,288,790 shares of Common Stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Heat or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2017 Annual Meeting?

A:

The Board of Directors is making this solicitation on behalf of Heat, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. In addition, we have retained D. F. King & Co., Inc. to aid in the solicitation of proxies for this year. We will pay D. F. King & Co., Inc. fees of not more than $7,500 plus expense reimbursement for its services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. Please contact 866-796-7186 with any questions you may have regarding our proposals.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 11, 2018, to the attention of the Corporate Secretary of Heat Biologics, Inc. at 801 Capitola Drive, Suite 12, Durham, North Carolina 27713. If you wish to submit a proposal (including a director nomination) at the meeting that is to be included in next year’s proxy materials, you must do so in accordance with Heat’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Position	Served as a Director Since
Jeffrey Wolf	54	Chairman, Chief Executive Officer and President	2008
John Monahan, Ph.D.	70	Director	2009
Edward B. Smith, III	41	Director	2010
John K.A. Prendergast, Ph.D.	63	Director (Lead Director)	2016

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION

OF EACH OF THESE NOMINEES

Currently, the Board of Directors consists of four (4) members: Jeffrey Wolf (Chairman), John Monahan, Ph.D., Edward B. Smith, III and John K.A. Prendergast, Ph.D. (Lead Director). All of the current members have been nominated by the Board of Directors of Heat for the election as directors of Heat. The Board of Directors believes that it is in the best interests of Heat to elect the above-described nominees, each to serve as a director until the next Annual Meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2017 Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of common stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified.

The Board believes that each of the nominees is highly qualified to serve as a member of the Board and each has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Nominating and Governance Committee seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

DIRECTOR INDEPENDENCE

Our Common Stock is listed on the NASDAQ Capital Market (“NASDAQ”). Under the NASDAQ listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of our Audit, Compensation and Nominating and Governance Committees must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the NASDAQ listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that Dr. Monahan, Mr. Smith and Dr. Prendergast, representing three of our four directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of NASDAQ.

We currently have: (1) an Audit Committee comprised of Dr. Monahan, Dr. Prendergast and Mr. Smith, each of whom are deemed to be independent in accordance with the NASDAQ definition of independence, satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act as well as qualify as “audit committee financial experts” as that term is used in Item 407 of Regulation S-K; (2) a Compensation Committee comprised of Dr. Monahan, Dr. Prendergast, and Mr. Smith, each of whom is deemed to be independent in accordance with the NASDAQ definition of independence and satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act; and (3) a Nominating and Corporate Governance committee comprised of Dr. Monahan, Dr. Prendergast, and Mr. Smith, each of whom is deemed to be independent in accordance with the NASDAQ definition of independence. During the last quarter of the year ended December 31, 2016 and the quarter ended March 31, 2017 the Board of Directors also had a Strategic Planning Committee comprised of Dr. Monahan, Dr. Prendergast and Mr. Smith and a Science and Technology Committee comprised of Dr. Monahan and Dr. Prendergast. Subsequent to the end of the first quarter of 2017, the Board determined that we no longer required a Strategic Planning Committee or a Science and Technology Committee and each of those committees were terminated. We also formed a Special Committee comprised of Dr. Monahan and Dr. Prendergast in order to negotiate and consummate the acquisition of an eighty percent (80%) ownership interest in the equity of Pelican Therapeutics, Inc., which Committee shall terminate promptly after the closing of the acquisition.

The Board annually determines the independence of directors based on a review by the directors and the Nominating and Governance Committee. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with us.

INFORMATION ABOUT THE NOMINEES

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of the Company’s current nominees for election as directors:

Jeffrey Wolf, Chairman and Chief Executive Officer

Mr. Wolf founded Heat Biologics in August 2008. Mr. Wolf served from June 1997 to March 2011, as managing director at Seed-One Ventures, LLC a venture firm focused on launching and growing exceptional healthcare companies from the ground up. Since founding Seed-One, Mr. Wolf has founded and run several biomedical companies. Mr. Wolf’s start-ups include Avigen, a gene therapy company where he was a co-founder and director; TyRx Pharma, a company focused on the development of bio-compatible polymers where he was a co-founder and Chairman; and EluSys Therapeutics, a company focused on the development of a novel technology to remove blood-borne pathogens where he was a co-founder, Chairman and Chief Executive Officer. Mr. Wolf received his M.B.A. from Stanford Business School, his J.D. from New York University School of Law and his B.A. from the University of Chicago, where he graduated with honors in Economics. Mr. Wolf serves as a director of several Seed-One portfolio companies and serves as a director of Synthetic Biologics, Inc., a biotechnology company focused on the development of novel anti-infective biologic and drug candidates targeting specific pathogens that cause serious infections and other diseases.

We selected Mr. Wolf to serve on our Board as our Chairman because he brings to the board extensive knowledge of the pharmaceutical and biotechnology industries. Having served in senior corporate positions in several biomedical companies, he has a vast knowledge of the industry and brings to the board significant executive leadership and operational experience. His business experience provides him with a broad understanding of the operational, financial and strategic issues facing public companies and his service on other public company boards provides him with extensive corporate governance knowledge.

John Monahan, Ph.D., Director

Dr. Monahan has served on our Board since November 2009 and is currently a consultant to Synthetic Biologics, Inc., a clinical stage company developing therapeutics to protect the gut microbiome while targeting pathogen-specific diseases focused on the development of synthetic DNA-based therapeutics and innovative disease-modifying medicines for serious illnesses (NYSE MKT: SYN). Dr. Monahan Co-Founded Avigen Inc. (NASDAQ: AVGN) in 1992, a company which has become a leader in its sector for the development of novel pharmaceutical products for the treatment of serious human diseases. Over a 12 year period as CEO of Avigen he raised over $235M in several private and public financings including its IPO. From 1989-1992, he was VP of R&D at Somatix Therapy Corp., Alameda, CA and from 1985-1989 he was Director of Molecular & Cell Biology at Triton Biosciences Inc., Alameda, CA. Prior to that from 1982-1985, he was Research Group Chief, Department of Molecular Genetics, Hoffmann-LaRoche, Inc. Nutley, NJ, and from 1975 to 1977 he was an Instructor at Baylor College of Medicine, Houston TX. He received his Ph.D. in Biochemistry in 1974 from McMaster University, Canada and his B.Sc. from University College Dublin, Ireland in 1969. Dr. Monahan is a Scientific Advisory Board member of Agilis Biotherapeutics.  He is also a board member of a number of Irish biotech companies including Genable, Cellix, Luxcel, and GK Technologies.

We selected Dr. Monahan to serve on our Board because he brings extensive knowledge of the pharmaceutical and biologics industry. Having served in senior corporate positions in many medical companies he has a vast knowledge of the industry.

John K. A. Prendergast, Ph.D., Lead Director

Dr. Prendergast has served on our Board since April 2016.  Dr. Prendergast is co-founder of Palatin Technologies, Inc. (“Palatin”), a biopharmaceutical company developing targeted, receptor-specific peptide therapeutics for the treatment of diseases with significant unmet medical need and commercial potential (NYSE MKT: PTN).  Dr. Prendergast has been Chairman of the Board of Palatin since June 14, 2000, and a director since August 1996. Dr. Prendergast has been president and sole stockholder of Summercloud Bay, Inc., an independent consulting firm providing services to the biotechnology industry, since 1993. Dr. Prendergast is a director and executive chairman of the board of directors of Antyra, Inc., a privately-held biopharmaceutical firm. He was previously a member of the board of the life science companies AVAX Technologies, Inc., Avigen, Inc. and MediciNova, Inc. From October 1991 through December 1997, Dr. Prendergast was a managing director of The Castle Group Ltd., a medical venture capital firm. Dr. Prendergast received his M.Sc. and Ph.D. from the University of New South Wales, Sydney, Australia and a C.S.S. in administration and management from Harvard University.

We selected Dr. Prendergast to serve on our Board because he brings extensive industry experience in corporate development and finance in the life sciences field. His prior service on other publicly traded company boards provides experience relevant to good corporate governance practices.

Edward B. Smith, III, Director

Mr. Smith has served on our Board since November 2010.  Since January 1, 2015, Mr. Smith has also been Managing Member of Aristar Capital Management, LLC, a New York-based investment firm founded in 2015. Since April 14, 2017, Mr. Smith has served as the interim Chief Executive Officer and interim Chief Financial Officer Agritech Worldwide, Inc. (“Agritech,” formerly Z Trim Holdings, Inc.) (OTCPink: FBER), a manufacturer of environmentally friendly agricultural functional ingredients, From January 2015 until May 2016, Mr. Smith also served as the Chief Executive Officer of Agritech and has been a board member of Agritech since 2009. From April 2005 through December 2014, Mr. Smith served as the Managing Partner of Brightline Capital Management, LLC (“BCM”), a New York-based investment firm founded in 2005. Prior to founding BCM, Mr. Smith worked at Gracie Capital from 2004-2005, GTCR Golder Rauner from 1999-2001 and Credit Suisse First Boston from 1997-1999. Mr. Smith holds a Bachelor of Arts in Social Studies from Harvard College and a Masters in Business Administration from Harvard Business School.

We selected Mr. Smith to serve on our Board because he brings a strong business background to our company, and adds significant strategic, business and financial experience. Mr. Smith’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us. His service on other public company boards provides him with extensive corporate governance knowledge and insight into issues faced by companies similar to ours.

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the 2017 Annual Meeting in person or by proxy will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
OF THESE NOMINEES AS DIRECTORS

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board, any Board committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Heat Biologics, Inc., 801 Capitola Drive, Suite 12, Durham, North Carolina 27713.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in Heat for review and possible response

Corporate Governance

Board Leadership Structure

We have a board leadership structure under which Mr. Wolf, our Chief Executive Officer, also serves as Chairman of the Board. Following the 2017 Annual Meeting, we will have three other directors, each of whom is independent. Our Board currently has three standing committees, each of which is comprised solely of independent directors with a committee chair. In addition, the Board appoints other committees as the Board considers necessary from time to time.

We currently have the same person serving as our Chairman of the Board and Chief Executive Officer and we do not have a formal policy on whether the same person should (or should not) serve as both the Chief Executive Officer and Chairman of the Board. Due to the size of Heat, we believe that this structure is appropriate. Mr. Wolf has served as the Chairman of the Board and Chief Executive Officer since our formation. In serving as Chairman of the Board, Mr. Wolf serves as a significant resource for other members of management and the Board of Directors.

We currently have a separate Lead Director. We do not have a formal policy regarding having a separate Lead Director, however, we do believe that when the Chairman of the Board is an employee of Heat or otherwise not independent, it is important to have a separate Lead Director, who is an independent director.  Dr. Prendergast has served as the Lead Director since September 2016. In that role, he presides over the Board’s executive sessions, during which our independent directors meet without management, and he serves as the principle liaison between management and the independent directors of the Board. The Lead Director also:

•

confers with the Chairman of the Board regarding Board meeting agenda;

•

chairs meetings of the independent directors including, where appropriate, setting the agenda and briefing the Chairman of the Board on issues discussed during the meeting;

•

oversees the annual performance evaluation of the CEO;

•

consults with the Nominating and Governance Committee and the Chairman of the Board regarding assignment of Board members to various committees; and

•

performs such other functions as the Board may require.

We believe the combination of Mr. Wolf as our Chairman of the Board and an independent director as our Lead Director is an effective structure for Heat. The division of duties and the additional avenues of communication between the Board and our management associated with this structure provide the basis for the proper functioning of our Board and its oversight of management.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of Heat’s risks. The Board regularly reviews information regarding Heat’s strategy, finances and operations, as well as the risks associated with each. The Audit Committee is responsible for oversight of Heat risks relating to accounting matters, financial reporting, internal controls and legal and regulatory compliance. The Audit Committee undertakes, at least annually, a review to evaluate these risks. The members then meet separately with management responsible for such area, including Heat’s Vice President of Finance, and report to the Audit Committee on any matters identified during such discussions with management. In addition, the Compensation Committee considers risks related to the attraction and retention of talent as well as risks relating to the design of compensation programs and arrangements. In addition, the Nominating and Governance Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. The full Board considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their respective areas of responsibility.

Code of Ethics

The Board of Directors has adopted a Code of Conduct that applies to Heat’s directors, executive officers (including its Chief Executive Officer and Vice President of Finance) and employees. The Code is posted on Heat’s website at www.heatbio.com. We undertake to provide a printed copy of the Code free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Corporate Secretary.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving Heat and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the SEC. Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.”  For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

A discussion of our current related person transactions appears in this Proxy Statement under “Transactions with Related Persons, Promoters and Certain Control Persons.”

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

Committees of the Board of Directors

The Board of Directors currently has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee.  The table set forth below shows the directors who are currently members or Chairman of each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee.  From time to time, the Board of Directors may also establish ad hoc committees to address particular matters.  During the last quarter of the year ended December 31, 2016 and the quarter ended March 31, 2017 the Board of Directors also had a Strategic Planning Committee comprised of Dr. Monahan, Dr. Prendergast and Mr. Smith and a Science and Technology Committee comprised of Dr. Monahan and Dr. Prendergast.  Subsequent to the end of the first quarter of 2017, the Board determined that we no longer required a Strategic Planning Committee or a Science and Technology Committee and each of those committees were terminated.   We also formed a Special Committee comprised of Dr. Monahan and Dr. Prendergast that was created in order to negotiate and consummate the acquisition of an eighty percent (80%) ownership interest in the equity of Pelican Therapeutics, Inc., which Committee shall terminate promptly after the closing of the acquisition.

Board Members	Audit Committee	Compensation Committee	Nominating and Governance Committee
Jeff Wolf	—	—	—
John Monahan, Ph.D.	Member	Chairman	Member
Edward Smith	Chairman	Member	Chairman
John K.A. Prendergast, Ph.D.*	Member	Member	Member

———————

*   Dr. Prendergast serves as our independent Lead Director.

Audit Committee

Dr. Monahan, Dr. Prendergast and Mr. Smith, currently serve as members of the Audit Committee and subject to their election at the 2017 Annual Meeting, the Board of Directors currently expects to reappoint Dr. Monahan, Dr. Prendergast and Mr. Smith, as members of the Audit Committee, effective June 29, 2017, the date of the 2017 Annual Meeting.  Between January 1, 2016 and December 31, 2016, the Audit Committee met six (6) times, not including periodic meetings held separately with management and the independent registered public accounting firm. Subject to his election at the 2017 Annual Meeting, the Board currently expects to appoint Mr. Smith as Chairman of the Audit Committee. The Board has determined that Dr. Monahan, Dr. Prendergast and Mr. Smith and are each “independent” in accordance with the NASDAQ definition of independence and SEC rules and each is an “audit committee financial expert,” as defined by the SEC regulations, and each has the related financial management expertise within the meaning of the NASDAQ rules.

The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of our accounting and financial reporting processes, internal controls and audit functions, including our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Pursuant to its charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approves if appropriate, all our “Related Party Transactions.”  For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.  In addition, the Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent  registered public accounting firm, the scope of the annual audits, fees to be paid to the independent registered public accounting firm, the performance of Heat’s independent registered public accounting firm and the accounting practices of Heat and Heat’s internal controls and legal compliance functions. The Committee also reviews, prior to publication, our quarterly earnings releases and our reports to the SEC on Forms 10-K and 10-Q. The formal report of the Audit Committee for fiscal year 2016 is set forth below under Proposal 2 under the caption “Audit Committee Report.” The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on Heat’s website at www.heatbio.com.  The charter describes the nature and scope of responsibilities of the Audit Committee.

Compensation Committee

Our Compensation Committee is comprised of Dr. Prendergast, Dr. Monahan and Mr. Smith, each of whom is deemed to be independent in accordance with the NASDAQ definition of independence and SEC rules.  This Committee determines, approves, and reports to the Board of Directors on all elements of compensation of our executive officers. The Compensation Committee also has the power to prescribe, amend, and rescind rules relating to our stock incentive plans, to recommend the grant of options and other awards under the stock incentive plans, and to interpret the stock incentive plans.

The Compensation Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.heatbio.com.

Our Compensation Committee annually reviews the compensation program for our Chief Executive Officer and other members of senior management and then makes recommendations to the full board for determination. In each case, the Committee takes into account the results achieved by the executive, his or her future potential, and his or her scope of responsibilities and experience. During our fiscal year ended December 31, 2016, the Compensation Committee evaluated the performance of our executives and considered the compensation levels and equity programs at comparable companies and related industries and the analysis of its outside consultant before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options.

The Compensation Committee administers our stock plan, including review and recommendation of long-term incentive compensation for each executive, director and employee, including grants of stock options. The Compensation Committee believes that this long-term incentive compensation aligns the interests of our executives with those of our stockholders and furthers executive retention.

The Compensation Committee also reviews and recommends to the Board of Directors appropriate director compensation programs for service as directors, committee chairs and committee members.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee is comprised of Dr. Prendergast, Dr. Monahan and Mr. Smith, each of whom is deemed to be independent in accordance with the NASDAQ definition of independence.

The functions performed by the Nominating and Governance Committee include:

•	recommending to the Board of Directors, individuals for appointment or election as directors;
•	recommending to the Board of Directors individuals for appointment to vacancies on any committee of the Board of Directors;
•	recommending to the Board of Directors regarding any changes to the size of the Board of Directors or any committee;
•	reporting to the Board of Directors on a regular basis; and
•	performing any other duties or responsibilities expressly delegated to the committee by the Board of Directors relating to board or committee members.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The Nominating and Corporate Governance Committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the Nominating and Governance Committee reviews such director’s overall service to Heat during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with Heat engaged in by such director during his term.

When selecting a new director nominee, the Nominating and Corporate Governance Committee first determines whether the nominee must be independent for NASDAQ purposes or whether the candidate must qualify as an “Audit Committee financial expert.” The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Nominating and Corporate Governance Committee also will consider nominees recommended by our stockholders. The Nominating and Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Governance Committee endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

Stockholders wishing to directly recommend candidates for election to the Board of Directors at our next Annual Meeting to be included in our proxy statement must do so by giving written notice to the Chairman of the Nominating and Governance Committee no later than January 11, 2018, 801 Capitola Drive, Suite 12, Durham, North Carolina 27713. The notice must state: (1) the name and address of the stockholder making the recommendations; (2) the name, age, business address, and residential address of each person recommended; (3) the principal occupation or employment of each person recommended; (4) the class and number of shares of Heat’s stock that are beneficially owned by each person recommended and by the recommending stockholder; (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Exchange Act; and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of Heat if elected.

In considering any person recommended by one of our stockholders, the Nominating and Corporate Governance Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. Any stockholder nominee recommended by the Nominating and Corporate Governance Committee and proposed by the Board of Directors for election at the next Annual Meeting of stockholders will be included in the Company’s proxy statement for that Annual Meeting.

The Nominating and Governance Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.heatbio.com.

Science and Technology Committee

The Science and Technology Committee was established in September 2016 in light of the data read outs anticipated at the end of 2016.  The Science and Technology Committee was established to examine management’s direction in Heat’s research and development as well as its technology initiatives. The Science and Technology Committee was comprised of Dr. Prendergast and Dr. Monahan. The Science and Technology Committee operated under a formal charter that governed its duties and standards of performance. In April 2017, the Board determined that it no longer required such a committee and the Science and Technology Committee was terminated.

Strategic Planning Committee

The Strategic Planning Committee was established in September 2016 to oversee our strategic planning process, including overseeing the implementation of strategic plans and initiatives, identifying and evaluating corporate opportunities and assessing potential mergers and acquisitions.  The Strategic Planning Committee was comprised of Dr. Prendergast, Dr. Monahan and Mr. Smith. Our Strategic Planning Committee oversaw our strategic planning process, which included the acquisition of new technology.  The Strategic Planning Committee operated under a formal charter that governed its duties and standards of performance. The Committee term expired in February 2017 and in April 2017, the Board determined that it no longer required such a committee.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2016, our Board of Directors held 15 meetings. During our fiscal year ended December 31, 2016, our audit, compensation and nominating committees met six times, four, and two times, respectively. Our Science and Technology Committee and Strategic Planning Committee met five and six times, respectively, during our fiscal year ended December 31, 2016. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2016 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2016.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the Annual Meeting of Stockholders. All of our directors attended our 2016 Annual Meeting.

2016 Director Compensation

Compensation of Directors

The following table sets forth information for the fiscal year ended December 31, 2016 regarding the compensation of our directors who at December 31, 2016 were not also named executive officers.

Name and Principal Position	Fees Earned or Paid in Cash	Option Awards	Other Compensation	Totals
John Monahan, Ph.D. (1)	$ 60,583	$37,286	—	$ 97,869
John K.A. Prendergast, Ph.D. (2)	$117,671	$17,072	—	$134,743
Edward Smith (1)	$ 66,375	$37,286	—	$103,661
Paul Belsky, MD (3)	$ 14,162	—	—	$ 14,162
Louis Bock (4)	$ 13,875	—	—	$ 13,875
Michael Kharitonov, Ph.D. (4)	$ 13,000	—	—	$ 13,000

———————

(1)

The stock options are computed in accordance with FASB ASC 718 and reflect the value of an option to purchase 23,810 shares of common stock granted on January 17, 2016 to each individual board member with 100% vesting of the grant on the vesting commencement date of the following year, subject to remaining on the Board of Directors. The fair value of the options was calculated in accordance with FASB ASC 718, and the assumptions used are described in Note 9 to the Company’s audited consolidated financial statements for the years ended December 31, 2016 and 2015.

(2)

Dr. Prendergast joined the board on April 21, 2016.  Dr. Prendergast was granted a ten year option exercisable for 40,000 shares of the Company's common stock at an exercise price of $0.65 per share. The fair value of the options was calculated in accordance with FASB ASC 718, and the assumptions used are described in Note 9 to the Company’s audited consolidated financial statements for the years ended December 31, 2016 and 2015.

(3)

Dr. Belsky resigned from the Board April 21, 2016.

(4)

Mr. Bock and Dr. Kharitonov resigned from the Board April 4, 2016.

As of December 31, 2016, the following table sets forth the number of aggregate outstanding option awards held by each of our directors who were not also named executive officers:

Name	Aggregate Number of Option Awards
John Monahan, Ph.D.	64,860
John K. A. Prendergast, Ph.D.	40,000
Edward Smith	57,251

Our Compensation Committee conducted an evaluation of the compensation of the members of our board of directors.  In order to aid its decision-making, the Compensation Committee considered the compensation practices and the competitive market for directors at companies with which we compete for personnel and an independent compensation advisor was retained to conduct a study of our peer group compensation. Based substantially upon the results of the study, on January 2, 2017, each director who is not an employee received an option grant to purchase 90,000 shares of Common Stock (having a value of $43,200) vesting on the one year anniversary of the grant date and for his services as Lead Director Dr. Prendergast received an additional option grant to purchase 90,000 shares of Common Stock.

During the year ended January 2016, and anticipated to remain the same for the current year, directors who are not employees receive an annual cash fee of $35,000 as well as a cash fee of $8,000 for service on the Audit Committee and $5,000 for service on each of the Compensation and Nominating Committees.  In addition, the Chairman of each of the Audit, Compensation and Nominating Committees receives an additional $12,500, $8,500 and $7,000, respectively. The Chairman of the Strategic Planning Committee received a monthly fee of $7,500 and each member of the Strategic Planning Committee received a fee of $1,000 per committee meeting attended. The Chairman of the Science and Technology Committee received an annual fee of $10,000 and the other member of the Science and Technology Committee receive an annual fee of $1,000 for services on that committee. Each of the members of the Special Committee established to negotiate and consummate the acquisition of an ownership interest in the equity of Pelican Therapeutics, Inc. received a one-time $20,000 fee. The Lead Director receives a monthly fee of $6,250 for his services as Lead Director, which amount was increased to $14,000 a month effective March 2017. In addition, on January 11, 2016, each director who is not an employee was granted an option exercisable for shares of common stock (having a value of $45,000) vesting on the one-year anniversary of the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. Such officers, directors and persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file with the SEC.  Based solely on a review of the copies of such forms that were received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we are not aware of any failures to file reports or report transactions in a timely manner during the year ended December 31, 2016.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected BDO USA, LLP, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2017. Heat is asking its stockholders to ratify the appointment of BDO USA, LLP as Heat’s independent registered public accounting firm for fiscal 2017.

A representative of BDO USA, LLP is expected to be present either in person or via teleconference at the 2017 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The affirmative vote of a majority of the issued and outstanding shares entitled to vote and represented at the 2017 Annual Meeting in person or by proxy will be required to approve the ratification of the appointment of Heat’s registered public accounting firm. Abstentions will be counted and will have the same effect as a vote against the proposal. Ratification of the appointment of BDO USA, LLP by our stockholders is not required by law, our bylaws or other governing documents.  As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2017 Annual Meeting of Stockholders.  If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors ta any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2017.

AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed Heat’s audited consolidated financial statements as of and for the year ended December 31, 2016 with the management of Heat and BDO USA, LLP, Heat’s independent registered public accounting firm. Further, the Audit Committee has discussed with BDO USA, LLP the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees, as amended and as adopted by the Public Company Accounting oversight Board in Rule 3200T, other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Heat’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from BDO USA, LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to BDO USA, LLP’s independence from Heat, and has discussed with BDO USA, LLP its independence from Heat. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to Heat is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Heat and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining BDO USA, LLP’s independence. The Committee also reviewed management’s report on its assessment of the effectiveness of Heat’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Heat’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that Heat’s audited consolidated financial statements for the year ended December 31, 2016 and management’s assessment of the effectiveness of Heat’s internal control over financial reporting be included in Heat’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of BDO USA, LLP as Heat’s independent registered public accounting firm for the year ending December 31, 2017.

Submitted by the Audit Committee of Heat’s Board of Directors.

Members of the Audit Committee:

John Monahan, Ph.D.
John K.A. Prendergast. Ph.D.
Edward B. Smith, III

———————

1

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Heat under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Fees Paid to the Independent Registered Public Accounting Firm

BDO USA, LLP served as Heat’s independent registered public accounting firm for the fiscal years ended December 31, 2016 and December 31, 2015. The following table summarizes the aggregate fees for services provided by BDO USA, LLP during fiscal years 2016 and 2015:

	December 31, 2016	December 31, 2015
Audit Fees and Expenses (1)	$169,500	$128,100

———————

(1)

Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of Heat, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

Audit-Related Fees; Tax Fees and All Other Fees. There were no audit-related fees, tax fees or other fees paid to BDO USA, LLP during fiscal years 2016 and 2015.

In considering the nature of the services provided by BDO USA, LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with BDO USA, LLP and Heat’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to the engagement of the independent registered public accounting firm for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year for audit services, audit-related services, tax services and other fees to the Audit Committee for approval.

The Audit Committee pre-approves the independent registered public accounting firm’s services within each category. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

PROPOSAL 3

APPROVAL OF AN AMENDMENT (IN THE EVENT IT IS DEEMED BY THE BOARD TO BE ADVISABLE) TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF OUR BOARD OF DIRECTORS WITHIN A RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY TWO (2) TO TEN (10) SHARES OF COMMON STOCK

General

Our Board of Directors has adopted and is recommending that our stockholders approve a proposed certificate of amendment (in the event it is deemed by the Board to be advisable) to our Restated Certificate of Incorporation to effect a Reverse Stock Split of our issued and outstanding shares of Common Stock. Holders of our Common Stock are being asked to approve the proposal that Article IV of our Restated Certificate of Incorporation be amended to effect a Reverse Stock Split of our Common Stock at a ratio to be determined in the discretion of our Board of Directors and publicly announced prior to the effectiveness of any Reverse Stock Split within the range of one (1) share of our Common Stock for every two (2) to ten (10) shares of our Common Stock and also to decide whether or not to proceed to effect a Reverse Stock Split or instead to abandon the proposed certificate of amendment altogether. Pursuant to the laws of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Restated Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of proposed certificate of amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A-1 to this proxy statement. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the Restated Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of our Common Stock by the ratio to be determined by the Board and publicly announced prior to the effectiveness of any Reverse Stock Split. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.

By approving this proposal, stockholders will approve the certificate of amendment to our Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares, between and including two and ten, would be combined into one share of Common Stock, and authorize the Board to file such certificate of amendment, as determined by the Board in the manner described herein. If approved, the Board may also elect not to effect any Reverse Stock Split and consequently not to file any certificate of amendment to the Restated Certificate of Incorporation.  Our Board of Directors believes that stockholder approval of an amendment granting our Board of Directors this discretion, rather than approval of a specified exchange ratio, provides our Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of Heat and its stockholders. The Board may also elect not to do any reverse stock split. The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for our Common Stock, and the continued listing requirements of the Nasdaq Capital Market (“NASDAQ”). Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of Heat and its stockholders. The Reverse Stock Split, if authorized pursuant to this resolution and if deemed by the Board of Directors to be in the best interests of Heat and its stockholders, will be effected, if at all, at a time that is not later than one year from the date of the 2017 Annual Meeting. The Board will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of any such Reverse Stock Split.

This Proposal 3, the proposed approval of the certificate of amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split, will not change the number of authorized shares of Common Stock or Preferred Stock, or the par value of Common Stock or Preferred Stock. However, if Proposal 4 (the Increase), is approved the authorized number of shares of Common Stock will be increased. As of the date of this proxy statement, we do not have any current plans, arrangements or understandings relating to the issuance of any additional shares of authorized Common Stock that will become available following the Reverse Stock Split other than upon issuance of our currently outstanding options and warrants.

Purpose and Background of the Reverse Stock Split

On March 15, 2017, NASDAQ notified us that the bid price of our Common Stock had closed below the required $1.00 per share for 30 consecutive trading days, and, accordingly, that we did not comply with the applicable NASDAQ minimum bid price requirement. In accordance with NASDAQ’s Listing Rule 5810(c)(3)(A), we were given a period of 180 calendar days, or until September 11, 2017, to regain compliance with the requirement. We may be eligible for an additional 180 day extension from NASDAQ.

On April 28, 2017, the Board of Directors approved the proposal authorizing the Reverse Stock Split for the following reasons:

•

the Board of Directors believes that effecting the Reverse Stock Split could, in some circumstances, be an effective means of regaining compliance with the bid price requirement for continued listing of our Common Stock on the NASDAQ;

•

the Board of Directors believes that continued listing on the NASDAQ provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of the NASDAQ. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards. Increasing visibility of our stock among a larger pool of potential investors could result in higher trading volumes after positive news flow. Such increases in visibility and liquidity could also help facilitate future financings; and

•

the Board of Directors believes that a higher stock price, which may be achieved through a Reverse Stock Split, could help generate investor interest in Heat and help attract, retain, and motivate employees.

The Board has considered the potential harm to us of a delisting of Heat’s Common Stock and has determined that, if Heat’s Common Stock continues to trade below $1.00 per share, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the NASDAQ requirements. Approval of Proposal No. 3 will permit us to file a certificate of amendment to the Restated Certificate of Incorporation and the Board will publicly announce the selected ratio of the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split within the limits set forth in Proposal No. 3.

The Board also believes that the current low per share market price of Heat’s Common Stock has a negative effect on the marketability of Heat’ existing shares. The Board believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of Heat’s Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the Common Stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the Common Stock. The Board anticipates that a Reverse Stock Split will result in a higher bid price for Heat’s Common Stock, which may help to alleviate some of these problems. The Board of Directors further believes that some potential employees are less likely to work for Heat if we have a low stock price or are no longer NASDAQ listed, regardless of size of our overall market capitalization.

We believe that maintaining listing on the NASDAQ will provide us with a market for the Common Stock that is more accessible than if Heat’s Common Stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the NASDAQ. Among other factors, trading on the NASDAQ increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by market makers. Further, a NASDAQ listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our Common Stock in any strategic or financing transactions that it may undertake. We believe that prospective investors will view an investment in the Company more favorably if our shares qualify for listing on the NASDAQ as compared with the OTC markets.

We expect that a Reverse Stock Split of our Common Stock will increase the market price of the Common Stock so that we are able to maintain compliance with the NASDAQ minimum bid price listing standard. However, the effect of a Reverse Stock Split on the market price of the Common Stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of the Common Stock outstanding resulting from the Reverse Stock Split, effectively reducing our market capitalization, and there can be no assurance that the market price per post-reverse split share will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of Heat’s Common Stock may vary based on other factors that are unrelated to the number of shares outstanding, including Heat’s future performance.

If the Reverse Stock Split successfully increases the per share price of our Common Stock, as to which no assurance can be given, the Board of Directors believes this increase will enable Heat to maintain its NASDAQ listing and may facilitate future financings and enhance our ability to attract, retain, and motivate employees and other service providers.

PLEASE NOTE THAT UNLESS SPECIFICALLY INDICATED TO THE CONTRARY, THE DATA CONTAINED IN THIS PROXY STATEMENT, INCLUDING BUT NOT LIMITED TO SHARE NUMBERS, CONVERSION PRICES AND EXERCISE PRICES OF OPTIONS AND WARRANTS, DOES NOT REFLECT THE IMPACT OF THE REVERSE STOCK SPLIT THAT MAY BE EFFECTUATED

Board Discretion to Implement the Reverse Stock Split

If Proposal No. 3 is approved by the stockholders and the Board determines to effect the Reverse Stock Split, it will consider certain factors in selecting the specific stock split ratio, including prevailing market conditions, the trading price of the Common Stock and the steps that we will need to take in order to achieve compliance with the bid price requirement and other listing regulations of the NASDAQ. Based in part on the price of the Common Stock on the days leading up to the filing of the certificate of amendment to the Certificate of Incorporation effecting the Reverse Stock Split, the Board will determine the ratio of the Reverse Stock Split, in the range of 1:2 to 1:10, that, in the judgment of the Board, is the reverse split ratio most likely to allow us to achieve and maintain compliance with the minimum $1.00 per share requirement for listing on the NASDAQ for the longest period of time, while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market. The Board will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split within the limits set forth in Proposal No. 3.

Notwithstanding approval of the Reverse Stock Split by the stockholders, the Board may, in its sole discretion, abandon the proposed certificate of amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the Reverse Stock Split prior to the one year anniversary of the 2017 Annual Meeting of stockholders, as permitted under Section 242(c) of the DGCL. If the Board fails to implement the certificate of amendment prior to the one-year anniversary of this meeting of stockholders, stockholder approval would again be required prior to implementing any Reverse Stock Split.

Consequences if Stockholder Approval for Proposal Is Not Obtained

If stockholder approval for Proposal No. 3 is not obtained, we will not be able to file a certificate of amendment to the Certificate of Incorporation to effect the Reverse Stock Split. Unless the bid price for the Common Stock increases to greater than $1.00 for ten consecutive business days prior to September 11, 2017, then we will not meet the listing requirements for the NASDAQ. If compliance is not achieved by September 11, 2017, and NASDAQ does not grant Heat an additional 180-day extension, then our stock would be delisted from the NASDAQ. If we were unable to qualify for the additional compliance period, or if we were unable to regain compliance during any such period, the Common Stock would likely be transferred to the OTC Bulletin Board or OTC Market.

If we fail to meet all applicable NASDAQ requirements and NASDAQ determines to delist the Common Stock, the delisting could adversely affect the market liquidity of the Common Stock and the market price of the Common Stock could decrease. Delisting could also adversely affect our ability to obtain financing for the continuation of our operations and/or result in the loss of confidence by investors, suppliers, commercial partners and employees. In addition, the limited number of authorized shares of the Common Stock that are neither outstanding nor reserved for issuance could adversely affect our ability to raise capital through equity financings.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors determines to implement the Reverse Stock Split, we will publicly announce the selected ratio for the Reverse Stock Split and file the certificate of amendment to amend the existing provision of our Restated Certificate of Incorporation to effect the Reverse Stock Split.  The text of the form of proposed certificate of amendment to the Certificate of Incorporation is annexed to this proxy statement as Appendix A-1.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the stock split ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Heat, except that stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares.. After the Reverse Stock Split, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect Heat continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of any Reverse Stock Split approved by the stockholders and implementation by the Board of Directors, current stockholders will hold fewer shares of Common Stock, with such number of shares dependent on the specific ratio for the Reverse Stock Split. For example, if the Board approves of a 1-for-5 Reverse Stock Split, a stockholder owning a “round-lot” of 100 shares of Common Stock prior to the Reverse Stock Split would hold 20 shares of Common Stock following the Reverse Stock Split. THE HIGHER THE REVERSE RATIO (1-FOR-5 BEING HIGHER THAN 1-FOR-2, FOR EXAMPLE), THE GREATER THE REDUCTION OF RELATED SHARES EACH EXISTING STOCKHOLDER, POST REVERSE STOCK SPLIT, WILL EXPERIENCE.

In deciding whether to implement the Reverse Stock Split and the specific Reverse Stock Split ratio to be used, the Board of Directors will consider primarily the satisfaction of the NASDAQ continuing listing requirements, as described above under the heading “Purpose and Background of the Reverse Stock Split.”  It may also consider, among other things: (i) the market price of the Common Stock at the time of the Reverse Stock Split; (ii) the number of shares that will be outstanding after the split; (iii) the stockholders’ equity at such time; (iv) the shares of Common Stock available for issuance in the future; (v) the liquidity of the Common Stock in the market and the improved liquidity that may result; and (vi) the nature of Heat’s operations. The Board of Directors maintains the right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that Heat will be able to satisfy the listing requirements of NASDAQ without implementing the Reverse Stock Split or if this proposal is otherwise no longer in the best interests of the Company. The Board will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split.

IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR COMMON STOCK ON THE NASDAQ, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR COMMON STOCK.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:

•

the market price per share of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split;

•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;
•	the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and
•

the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading on the NASDAQ.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price for our Common Stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our Common Stock after the Reverse Stock Split will be two (2) to ten (10) times, as applicable, the prices for shares of our Common Stock immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our common stock does rise following the Reverse Stock Split, we cannot assure you that the market price of our Common Stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our Common Stock.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Stock Split or the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. The total market capitalization of our Common Stock after implementation of the Reverse Stock Split when and if implemented may also be lower than the total market capitalization before the Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

While we aim that the Reverse Stock Split will be sufficient to maintain our listing on NASDAQ, it is possible that, even if the Reverse Stock Split results in a bid price for our Common Stock that exceeds $1.00 per share another reverse split may  be necessary in the future and we may not be able to continue to satisfy the other criteria for continued listing of our Common Stock on NASDAQ.

To continue to have our Common Stock eligible for continued listing on NASDAQ, we would also need to satisfy additional criteria under at least one of three standards. Under the “Equity Standard Listing Rules,” these criteria require, in addition to the minimum bid price, that:

•	we have stockholders’ equity of at least $2.5 million;
•

our public float must consist of at least 500,000 shares with a market value of at least $1 million (public float defined under NASDAQ’s rules as the shares held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares);

•	there be at least 300 stockholders;
•	there be at least two market makers for our Common Stock; and
•	we comply with certain corporate governance requirements.

We believe that we will satisfy all of these listing criteria; however, we cannot assure you that we will be successful in continuing to meet all requisite continued listing criteria.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the share price does not increase as a result of the Reverse Stock Split.

Potential Anti-takeover Effects of a Reverse Stock Split

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The Reverse Stock Split, if effected, will also result in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board of Directors. A relative increase in the number of authorized shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. A relative increase in our authorized shares could potentially deter takeovers, including takeovers that our Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Although the Reverse Stock Split has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Reverse Stock Split could facilitate future attempts by Heat to oppose changes in control of Heat and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

Common Stock

After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of our Common Stock.

Accordingly, a Reverse Stock Split would result in a significant increase in the number of authorized and unissued shares of Common Stock. Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued Common Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the Common Stock. If these factors were reflected in the price per share of our Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment. As of the date of this filing, Heat does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares for any purpose.

This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Any additional shares of Common Stock that would become available for issuance following the Reverse Stock Split could also be used by the Company’s management to delay or prevent a change in control. The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted in response to any such proposals.

All outstanding options and warrants to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

The following table sets forth the approximate number of shares of the Company’s Common Stock that would be outstanding immediately after the Reverse Stock Split at various exchange ratios, based on 34,288,790 shares of Common Stock actually outstanding as of April 20, 2017. The table does not account for fractional shares that will be paid in cash.

Approximate Shares of Common Stock
Outstanding After Reverse Stock Split
Based on Current Authorized
Ratio of Reverse Stock Split	Number of Shares

None	34,288,790

1:2	17,144,395

1:3	11,429,596

1:4	8,572,197

1:5	7,057,758

1:6	5,714,798

1:7	4,898,398

1:8	4,286,098

1:9	3,809,865

1:10	3,428,879

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the certificate of amendment is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board will determine the ratio, within the range approved by Heat’s stockholders, of the Reverse Stock Split to be implemented and will publicly announce the selected ratio for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split. Heat will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the Reverse Stock Split. The Board of Directors may delay effecting the Reverse Stock Split without re-soliciting stockholder approval. The Reverse Stock Split will become effective on the effective date set forth in the certificate of amendment. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of Common Stock in a book-entry form, you will receive a transmittal letter from Heat’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split with instructions on how to exchange your shares. After you submit your completed transmittal letter, if you are entitled to post-split shares of our Common Stock, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the split indicating the number of shares of Common Stock you hold.

Some stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our Common Stock for a statement of holding. When you submit your certificate representing the pre-split shares of our Common Stock, your post-split shares of our Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will, upon surrender to the exchange agent of certificates representing their fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of Heat’s Common Stock as reported on the NASDAQ on the effective date of the certificate of amendment to the Certificate of Incorporation by (ii) the number of shares of Heat’s Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest. Holders of as many as 9 shares (if we were to implement a 1:10 Reverse Stock Split) of Heat’s Common Stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split. The exact number by which the number of holders of Heat’s Common Stock would be reduced will depend on the Reverse Stock Split ratio adopted and the number of stockholders that hold less than the Reverse Stock Split ratio as of the effective date of the Reverse Stock Split. As of May 8, 2017, there were approximately [●] holders of record of Heat’s Common Stock, of which [●] were holders of less than 10 shares of Heat’s Common Stock. As a result of the Reverse Stock Split, assuming the maximum Reverse Stock Split ratio of 1:10 were selected, we estimate that cashing out fractional stockholders would potentially reduce that number of stockholders of record to [●].

Effect on Outstanding Stock Options and Warrants

Heat has equity incentive plans designed primarily to provide stock-based incentives to employees pursuant to which we have issued stock options to purchase shares of our Common Stock. In addition, we have issued to third party investors and others warrants to purchase shares of our Common Stock. As of April 20, 2017, we had issued and outstanding warrants to purchase up to 3,103,963 shares and had 2,416,689 outstanding options under our equity incentive plans. In the event of a Reverse Stock Split, our Board of Directors has the discretion to determine the appropriate adjustment to awards granted under the equity incentive plans. Further, the terms of our outstanding warrants all provide for appropriate adjustments in the event of a stock split. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board of Directors decides to implement the Reverse Stock Split, as of the effective date the number of all outstanding warrants and option grants, the number of shares issuable and the exercise price, as applicable, relating to options under our equity incentive plans and warrants, will be proportionately adjusted using the Reverse Stock Split ratio selected by our Board of Directors. Our Board of Directors has also authorized Heat to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes.

For example, if a 1-for-5 Reverse Stock Split is effected, the aggregate number of shares of our Common Stock issuable under our outstanding warrants and stock options would be approximately 620,793 and 483,338, respectively, representing a 5-fold decrease in the number of shares issuable under those warrants and stock options. The terms of our outstanding warrants and stock options do not permit exercise for fractional shares. As such, the number of shares issuable under any individual outstanding warrant or stock option shall either be rounded up or down as provided for under the specific terms of our equity incentive plans and warrants, or in the case of certain of our warrants, upon exercise of those warrants Heat has the option to pay cash amounts for fractional shares that otherwise would be issued or round up. Commensurately, the exercise price under each outstanding warrant and stock option would be increased by 5 times such that upon exercise, the aggregate exercise price payable by the warrant holder or optionee to Heat would remain the same. Furthermore, the aggregate number of shares currently available under our equity incentive plans for future stock option and other equity-based grants will be proportionally reduced to reflect the Reverse Stock Split ratio. For example, in the event of a 1-for-5 Reverse Stock Split, 1,020,419 shares that currently remain available for issuance under our equity incentive plans would be adjusted to equal approximately 204,084 shares, subject to future potential increases pursuant to the terms of those plans.

Accounting Matters

The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged on the effective date of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between one-half (1/2) and one-tenth (1/10) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. Prior periods’ per share amounts will be restated to reflect the Reverse Stock Split.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion describes the anticipated material United States Federal income tax consequences to “U.S. holders” (as defined below) of Company capital stock relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Heat capital stock that is for United States Federal income tax purposes:

(i)	an individual citizen or resident of the United States;
(ii)	a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;
(iii)	an estate with income subject to United States Federal income tax regardless of its source; or
(iv)

a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds Heat capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular Heat stockholder or to Heat stockholders that are subject to special treatment under United States Federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities disregarded from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or Heat stockholders holding their shares of Heat capital stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, or persons who hold their Heat capital stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to Heat, or to Heat stockholders that own 5% or more of Heat’s capital stock, are affiliates of Heat, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Stock Split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Stock Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a Heat stockholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the Reverse Stock Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-Reverse Stock Split shares is equal to the fair market value of the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split:

•	A U.S. holder will not recognize any gain or loss as a result of the Reverse Stock Split other than cash payments if any, received by a stockholder in lieu of fractional shares as discussed below.
•

A U.S. holder’s aggregate tax basis in his, her, or its post-Reverse Stock Split shares will be equal to the aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor, less any basis attributable to fractional share interests.

•

A U.S. holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

•

For purposes of the above discussion of the basis and holding periods for shares of Heat capital stock, and except as provided therein, holders who acquired different blocks of Heat capital stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split.

Stockholders who receive cash in lieu of fractional share interests as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by Heat, and will generally recognize gain or loss equal to the difference between the amount of cash received in lieu of a fractional share and their adjusted basis allocable to the fractional share interests redeemed. Such gain or loss will be long term capital gain or loss if the shares held prior to the Reverse Stock Split were held for more than one year. The stockholder’s holding period for the shares issued after the Reverse Stock Split will include the period during which the stockholder held the shares surrendered in the Reverse Stock Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Heat capital stock pursuant to the Reverse Stock Split are subject to information reporting, and may be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service (currently 28%) if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional United States Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Vote Required to Approve Amendment of our Restated Certificate of Incorporation

Approval of the certificate of amendment to our Restated Certificate of Incorporation included as Appendix A-1, and to authorize our Board of Directors, if in their judgment it is necessary, to effect the Reverse Stock Split requires an affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the 2017 Annual Meeting as of the record date. Abstentions and broker non-votes will be counted towards the vote total for this proposal and will have the same effect as “against” votes. Approval by our stockholders of the Reverse Stock Split is not conditioned upon approval by our stockholders of the Increase; conversely, approval by our stockholder of the Increase is not conditioned upon approval by our stockholders of the Reverse Stock Split.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS IN THE RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY TWO (2) TO TEN (10) SHARES OF COMMON STOCK, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4

APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK FROM 50,000,000 to 100,000,000

The Board of Directors has adopted a resolution approving and recommending to our stockholders for their approval, a proposed certificate of amendment to Heat’s Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to effect an increase in the number of shares of our authorized Common Stock from the 50,000,000 shares that are currently authorized for issuance pursuant to our Certificate of Incorporation to a total of 100,000,000 shares of Common Stock.

The text of the form of the proposed certificate of amendment to the Certificate of Incorporation is annexed to this proxy statement as Appendix A-2. Assuming the stockholders approve the proposal, the Increase will be effected upon the filing of the certificate of amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The Board of Directors proposes and recommends increasing the number of shares of our authorized Common Stock from the 50,000,000 shares that are currently authorized for issuance pursuant to our Certificate of Incorporation to a total of 100,000,000 shares of Common Stock.  Of the Company’s 50,000,000 shares of currently authorized Common Stock, 34,288,790 shares were outstanding as of April 20, 2017, and after taking into account (i) shares underlying outstanding warrants,(ii) the reservation of shares for issuance under the Company’s stock incentive plans, assuming the 2017 Plan is adopted, and (iii) the reservation of 1,331,083 shares for issuance in the Pelican acquisition, approximately 5,595,436 of the 50,000,000 shares authorized in our Restated Certificate of Incorporation would be available for issuance.

The chart below illustrates the number of shares of Common Stock that will be available for issuance if both the Increase and the Reverse Stock Split are effected based on a 1-for-5 and 1-for-10 reverse stock split. The number of shares disclosed in the column “Estimated Number of shares of Common Stock before Reverse Stock Split and before Increase” reflects the approximate number of shares as of April 20, 2017. The number of shares disclosed in the column “Estimated number of shares of Common Stock after the Increase and before the Reverse Stock Split” gives further effect to the Increase in the number of authorized shares of Common Stock from 50,000,000 to 100,000,000. The number of shares disclosed in the column “Estimated number of shares of Common Stock after Reverse Stock Split and after the Increase” gives further effect to the Reverse Stock Split based on a 1-for-5 and 1-for-10 reverse stock split and also gives effect to the Increase described in this Proposal 4, but does not take into account any fractional shares.

	Estimated number of shares of Common Stock before Reverse Stock Split and before Increase	Estimated number of shares of Common Stock after the Increase and before the Reverse Stock Split	Estimated number of shares of Common Stock after Reverse Stock Split and after the Increase (4)
			Ratio of Reverse Stock Split:
			1:5	1:10
Authorized	50,000,000	100,000,000	100,000,000	100,000,000
Issued and Outstanding	34,288,790	34,288,790	6,857,758	3,428,879
Issuable under Outstanding Warrants	3,103,963	3,103,963	620,793	310,397
Issuable under Outstanding Stock Options	821,253	821,253	164,261	82,126
Reserved for Issuance(1)	6,020,419	6,020,419	1,204,083	602,041
Shares to be issued in Pelican Acquisition(3)	1,331,083	1,331,083	266,216	133,108
Authorized but Unissued(2)	4,434,492	4,434,492	90,886,889	95,443,449

———————

(1)	Shares reserved for future issuance under Heat’s existing equity incentive plans and the 2017 Plan (assumes approval of the 2017 Plan), excluding shares issuable under outstanding stock options.
(2)

Shares authorized but unissued represent Common Stock available for future issuance beyond shares currently outstanding, shares issuable under outstanding warrants and stock options, shares issuable upon consummation of the Pelican acquisition and shares reserved for issuance under equity incentive plans (assuming approval of the 2017 Plan).

(3)	The shares presented are an estimate as we do not know the number of fractional share roundings that will be required in the Pelican acquisition.
(4)	The shares presented are an estimate as we do not know the number of fractional share roundings that will be required to effectuate the Reverse Stock Split for individual accounts.

The Board of Directors believes that the Increase is advisable and in the best interests of Heat and our stockholders.  The Increase will provide us with flexibility in completing financing and capital raising transactions, which may be necessary for us to execute our future business plans.  Other possible business and financial uses for the additional shares of Common Stock include, without limitation, attracting and retaining employees by the issuance of additional securities, and other transactions and corporate purposes that the Board of Directors may deem are in Heat’s best interest.  We could also use the additional shares of Common Stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments.  We believe that the additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law, as applicable, or under applicable NASDAQ rules.  As of the date of, and other than upon issuance of currently outstanding securities exercisable into or convertible into the Common Stock, we have no arrangements or understandings regarding the additional shares that would be authorized or immediate plans to consummate any such transactions.  However, we review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of Heat and our stockholders.  We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

The Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders.

As is true for shares presently authorized but unissued, the future issuance of Common Stock authorized by the Increase may, among other things, decrease existing stockholders’ percentage equity ownership, could be dilutive to the voting rights of existing stockholders and, depending on the price at which they are issued could have a negative effect on the market price of the Common Stock.  In addition, an increase in the number of shares of our authorized Common Stock could result in an increase in the franchise tax that we would owe to the State of Delaware.

Potential Anti-takeover Effects of the Increase

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Since the amendment to our Restated Certificate of Incorporation will provide that the number of authorized shares of Common Stock will be 100,000,000, the Increase, if effected, will result in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board of Directors. A relative increase in the number of authorized shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. A relative increase in our authorized shares could potentially deter takeovers, including takeovers that our Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Increase therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Increase may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

We have not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but Heat would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company.  For example, without further stockholder approval, the Board of Directors could authorize the sale of shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors.  Although the Increase has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Increase could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.  We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

Vote Required to Approve Amendment of our Restated Certificate of Incorporation

Approval of the certificate of amendment to our Restated Certificate of Incorporation included as Appendix A-2, and to authorize our Board of Directors to effect the Increase requires an affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the 2017 Annual Meeting as of the record date. Abstentions and broker non-votes (to the extent a broker does not exercise its authority to vote) will be counted towards the vote total for this proposal and will have the same effect as “against” votes.  Approval by our stockholders of the Reverse Stock Split is not conditioned upon approval by our stockholders of the Increase; conversely, approval by our stockholder of the Increase is not conditioned upon approval by our stockholders of the Reverse Stock Split.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AUTHORIZED SHARE INCREASE.

PROPOSAL 5

ADJOURNMENT OF THE ANNUAL MEETING OF STOCKHOLDERS, IF NECESSARY,
TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT
VOTES IN FAVOR OF PROPOSAL 3 AND PROPOSAL 4

Adjournment to Solicit Additional Proxies

If we fail to receive a sufficient number of votes to approve Proposal 3 (an amendment to the Restated Certificate of Incorporation to effect the Reverse Stock Split) or Proposal 4 (an amendment to the Restated Certificate of Incorporation to effect the Increase), we may propose to adjourn the 2017 Annual Meeting, for the purpose of soliciting additional proxies to approve Proposal 3 or Proposal 4. We currently do not intend to propose adjournment of the 2017 Annual Meeting, if there are sufficient votes in favor of both Proposal 3 or Proposal 4.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL 5 TO ADJOURN THE 2017 ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 3 OR PROPOSAL 4.

PROPOSAL 6

APPROVAL OF OUR 2017 STOCK INCENTIVE PLAN

In April 2017, the Board adopted, subject to approval of our stockholders, the 2017 Stock Incentive Plan (the “2017 Plan”).  In January 2014, the Board adopted, and on June 11, 2014 at our 2014 Annual Meeting of Stockholders our stockholders approved our 2014 Stock Incentive Plan (the “2014 Plan”) under which we were authorized to grant 500,000 awards in the form of options, restricted stock, restricted stock units and other stock based awards.  On July 23, 2015 at our 2015 Annual Meeting of Stockholders our stockholders approved and adopted an amendment to the 2014 Plan to increase by 600,000 shares the aggregate number of shares of Common Stock that may be delivered pursuant to awards granted during the life of the 2014 Plan, which would allow the Company to grant up 1,100,000 awards under the 2014 Plan, as amended. On July 23, 2015 at our 2016 Annual Meeting of Stockholders our stockholders approved and adopted an amendment to the 2014 Plan to increase by 1,900,000 shares the aggregate number of shares of Common Stock that may be delivered pursuant to awards granted during the life of the 2014 Plan, which would allow the Company to grant up to 3,000,000 awards under the 2014 Plan, as amended.

In 2009, our Board adopted and our stockholders approved our 2009 Stock Incentive Plan (the “2009 Plan”) under which we are authorized to grant 869,565 awards in the form of options, restricted stock, restricted stock units and other stock based awards. As stated above, in 2016 and 2015 we increased the number of shares of Common Stock that we have authority to grant under the 2014 Plan to a total of 3,000,000 shares. As of April 20, 2017: (1) 2,930,336 awards had been granted under the 2014 Plan, of which 3,750 options were exercised, 140,082 shares of restricted stock lapsed, and 619,582 were canceled and there were 689,246 shares of Common Stock available for grant under the 2014 Plan, and (2) 960,176 awards had been granted under the 2009 Plan, of which 188,719 were exercised, 99,906 shares of restricted stock lapsed, and 421,784 were canceled and there were 331,173 shares of common stock available for grant under the 2009 Plan.

Under our current forecasts, our 2009 Plan and 2014 Plan will run out of shares available for grant within the next twelve months and we will not be able to continue to issue equity to our employees, directors and consultants unless our stockholders approve the 2017 Plan. This assumes that we continue to grant awards consistent with our historical usage and current practices, as reflected in our burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we desire to have the ability to issue securities to our officers, directors and consultants and those of our subsidiaries under our new 2017 Plan. Since the 2009 Plan and 2014 Plan currently only has a limited number of shares of Common Stock reserved for issuance, management believes that the number of shares of Common Stock currently available for issuance under the 2009 Plan and 2014 Plan is insufficient to meet its needs to provide for awards to our officers, directors and consultants and those of our subsidiaries  and insufficient in order to allow us the ability to compete successfully for talented employees and consultants as does the individuals who are eligible to receive awards under our plans. In addition, the principal reason for the proposed 2017 Plan is to increase the number of shares of our Common Stock approved for issuance to provide our Board of Directors, Compensation Committee and management with greater flexibility to provide grants of stock-based awards under the 2017 Plan.

The principal provisions of the 2017 Plan are summarized below and the 2017 Plan, which incorporates the amendment to the Plan discussed above, is attached hereto as Appendix B. The following discussion is qualified in its entirety by reference to the Plan.

Purpose of the 2017 Plan

The Board of Directors believes that the 2017 Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe the 2017 Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently twenty-four (24) individuals that would be eligible to participate in the 2017 Plan, of which six (6) are directors or executive officers and fourteen (14) are employees of Heat or its subsidiaries.

Significant Historical Award Information

Common measures of a stock plan’s cost include dilution and overhang.  Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under our various equity plans and also includes shares that may be awarded under our various equity plans in the future, which is commonly referred to as overhang.

Key Equity Metrics	2016	2015	2014
Overhang(1)	14%	20%	26%
Dilution(2)	5%	14%	16%

———————

(1)

Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(2)

Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Administration

The 2017 Plan generally is to be administered by our Compensation Committee which has been appointed by the Board of Directors to administer the 2017 Plan. The Compensation Committee has full authority to establish rules and regulations for the proper administration of the 2017 Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the 2017 Plan.

Limitation on Awards and Shares Available

As of April 17, 2017, there were 689,246 shares of our Common Stock available for grants under the 2014 Plan and 331,173 shares of our Common Stock available for grants under the 2009 Plan. Due to the limited number of shares of Common Stock reserved for issuance under the 2014 Plan and 2009 Plan, we are seeking the approval of our stockholders to approve the 2017 Plan, which will provide for an additional 5,000,000 shares of our common stock that may be delivered pursuant to awards granted during the life of the 2017 Plan.

Eligibility

Persons eligible to participate in the 2017 Plan include all of our and our subsidiaries’ employees, directors and consultants.

Awards

The 2017 Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; and (v) other stock-based and cash-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the 2017 Plan.  No stock option will be exercisable later than ten years after the date it is granted.

The 2017 Plan Compensation Committee is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Stock Options.  The Compensation Committee may grant incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to us.

Stock Appreciation Rights.  The Compensation Committee may grant stock appreciation rights with such terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the Compensation Committee and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Compensation Committee and as set forth in the stock appreciation right award agreement.

Restricted Stock.  Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Compensation Committee at the time of grant and as set forth in the award agreement. The Compensation Committee may impose performance goals for restricted stock. The Compensation Committee may authorize the payment of dividends on the restricted stock during the restricted period.

Other Awards.  The Compensation Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such awards may be based upon attainment of performance goals established by the Compensation Committee and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Amendment and Termination

Our Board of Directors may amend the 2017 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the NASDAQ or any other market or stock exchange on which the Common Stock is at the time primarily traded. Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the 2017 Plan, or (ii) decrease the exercise price of any outstanding option or stock appreciation right granted under the 2017 Plan.

Our Board of Directors may terminate the 2017 Plan at any time. Unless sooner terminated by the Board, the Plan will terminate on the close of business on April 28, 2027.

Adjustment for Change in Capitalization

In the event that the Compensation Committee shall determine that any dividend or other distribution (whether in the form of cash,  Common Stock, or other property), recapitalization,  Common Stock split, reverse  Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event has occurred, then the Compensation Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of  Common Stock that may thereafter be issued in connection with awards, (2) the number and kind of shares of  Common Stock, securities or other property (including cash) issued or issuable in respect of outstanding awards, (3) the exercise price, grant price or purchase price relating to any award, and (4) the maximum number of shares subject to awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to incentive stock options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any award hereunder that is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

Effect of Change in Control

Unless otherwise determined in an award agreement, in the event of a Change in Control:

(a)  With respect to each outstanding award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a participant’s employment or service by Heat without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

(b)  With respect to each outstanding award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

(c)  An award shall be considered assumed or substituted for if, following the Change in Control, the award remains subject to the same terms and conditions that were applicable to the award immediately prior to the Change in Control except that, if the award related to shares of Common Stock, the award instead confers the right to receive Common Stock of the acquiring entity.

Under the Plan, “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) any Person (as defined in the Plan) is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Heat (not including in the securities Beneficially Owned (as defined in the Plan) by such Person any securities acquired directly from Heat) representing 30% or more of Heat’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date (as defined in the Plan), constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Heat) whose appointment or election by the Board of Directors or nomination for election by Heat stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of Heat with any other corporation other than (A) a merger or consolidation which would result in the voting securities of Heat outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of Heat or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of Heat (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of Heat (not including in the securities Beneficially Owned by such Person any securities acquired directly from Heat) representing 30% or more of the combined voting power of Heat’s then outstanding securities; or

(iv) the stockholders of Heat approve a plan of complete liquidation or dissolution of Heat or there is consummated an agreement for the sale or disposition by Heat of all or substantially all of Heat’s assets, other than a sale or disposition by Heat of all or substantially all of Heat’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of Heat immediately prior to such sale.

Miscellaneous

The 2017 Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of Heat, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the 2017 Plan.

Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the 2009 Plan, 2014 Plan and 2017 Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address state or local tax consequences.

Options

Grant.  There is no federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2009 Plan, 2014 Plan and 2017 Plan.

Exercise.  The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than ninety days following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition.  If a participant disposes of shares of our Common Stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.  If the participant disposes of shares of our Common Stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant, or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our Common Stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition.  If a participant disposes of shares of our Common Stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our Common Stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our Common Stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax.  Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability). Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our Common Stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, Heat is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the 2009 Plan, 2014 Plan and 2017 Plan, a participant receiving such an award will not recognize income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

EQUITY COMPENSATION PLAN INFORMATION

New Plan Benefits Under the 2014 Plan

As of April 17, 2017, we have granted 2,416,689 options with a weighted average exercise price of $2.15 under the 2009 Plan and 2014 Plan. Of these options, 522,111 were granted to members of the Board of Directors and 1,894,578 were granted to employees and consultants. During the year ended December 31, 2016, we have granted 531,339 options with a weighted average exercise price of $1.99 under the 2014 Plan and 80,000 restricted stock awards. Of these options, 135,240 were granted to members of the Board of Directors and 396,099 were granted to employees and consultants. During 2017, we granted 1,032,000 options and 303,500 restricted stock awards. At this time the benefits and amounts that will be received by or allocated to our executive officers, non-executive directors and employees and consultants under the Plan are not determinable. We have not approved any awards that are conditioned upon stockholder approval of the amendment to the Plan.

The following table sets forth information about the securities authorized for issuance under our equity compensation plans for the fiscal year ended December 31, 2016. The following table contains information about our equity compensation plans as of December 31, 2016.

Equity Compensation Plan Information

The following table contains information about our equity compensation plans as of December 31, 2016.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2009 Equity Incentive Plan	249,767	$2.68	222,477
2014 Equity Incentive Plan	886,986	$4.28	2,020,057
Equity compensation plans not approved by security holders	—	—	—
Total	1,136,753	$3.93	2,242,534

Subsequent to December 31, 2016, we issued Ann Rosar and Jeff Wolf options exercisable for 70,000 and 125,000 shares of common stock, respectively, vesting pro rata on a monthly basis over four (4) years as part of their 2016 bonus. We also issued Ann Rosar and Jeff Wolf 70,000 and 125,000 Restricted Stock Units, respectively, which vest 25% on grant date, and 25% on each anniversary of grant date, thereafter. As part of his employment agreement, we issued Jeff Hutchins 200,000 stock options, vesting pro rata on a monthly basis over four (4) years at an exercise price of $0.88 per share.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL
OF OUR 2017 STOCK INCENTIVE PLAN.

OTHER MATTERS

The Board knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officers who are not Directors.

Name	Age	Position	Served as an Officer Since
Jeff T. Hutchins, Ph. D.	58	Chief Scientific Officer /Senior Vice President Pre-Clinical Development	2017
Ann A. Rosar	65	Vice President of Finance	2016

Jeff T. Hutchins, Ph.D., Chief Scientific Officer and Senior Vice President Pre-Clinical Development

Dr. Hutchins joined our company on January 1, 2017 and oversees our research efforts, bringing over 24 years of research and clinical development experience from both large pharmaceutical and biotechnology companies. Most recently and since 2012, Dr. Hutchins served as Vice President of Preclinical Research for Peregrine Pharmaceuticals, Inc., a biopharmaceutical company developing therapeutics to fight cancer and infectious diseases. Dr. Hutchins was responsible for building out the research program for Peregrine's lead product candidate, bavituximab, a chimeric monoclonal antibody designed to target phosphatidylserine. Prior to joining Peregrine in 2012, from 2001 until 2012, Dr. Hutchins served as Vice President, Preclinical Development at Inhibitex Inc, which was acquired by Bristol-Myers Squibb. From 1991 to 2000, Dr. Hutchins held several senior scientist positions in Discovery Research at Burroughs Wellcome and Glaxo Wellcome, with a visiting professor appointment at Rush Medical College.

Dr. Hutchins earned a B.S. in Biology from Oral Roberts University, a Ph.D. in Biomedical Sciences from the University of Texas, Health Science Center at the M.D. Anderson Cancer Center and conducted postdoctoral training in the University of Southern California's Department of Microbiology at the Norris Cancer Center. Dr. Hutchins' publications and patents span the fields of oncology, infectious disease, osteoarthritis and immunology.

Ann A. Rosar, M.B.A., Vice President of Finance, Controller and Secretary

Ms. Rosar joined our company as Controller in January 2015 and has over twenty years of experience in finance with publicly held companies and more than fifteen years of experience regarding regulatory reporting requirements.  Prior to serving as Heat’s Controller, Ms. Rosar served as Manager of Financial Reporting and Accounting for LipoScience, Inc. (acquired by LabCorp), a provider of specialized cardiovascular diagnostic tests, from 2013 to 2015.  From 2007 until 2013 she served in various roles at DARA Biosciences, Inc. (now Midatech Pharma US), an oncology supportive care pharmaceutical company, including the Vice President of Finance, Chief Accounting Officer and Controller.  Ms. Rosar was the Manager of Financial Reporting and Accounting with Cicero, Inc. (formerly Level 8 Systems), a provider of business integration software, from June 2000 until November 2007, where she was responsible for Securities and Exchange Commission reporting, audits and budget analysis. Prior to that position, she served as Senior Financial Analyst-Business Operations for Nextel Communications.

Ms. Rosar received a M.B.A. in Finance from the University of Houston and received her undergraduate degrees from North Carolina State University.

EXECUTIVE COMPENSATION

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

Overview of Our Compensation Program

A. Philosophy and Objectives

Heat’s primary objective with respect to executive compensation is to design compensation programs that will align executives’ compensation with Heat’s overall business strategies for the creation of stockholder value and attract, motivate and retain highly qualified executives.

Our executive compensation program is based on the following philosophies and objectives:

•

Compensation Should Align with Stockholders’ Interests —  The Compensation Committee believes that executives’ interests should be aligned with those of the stockholders. Executives are granted stock options so that their total compensation is tied directly to the same value realized by our stockholders. Executive bonuses are tied directly to the value that we gain from an executive’s contribution to our success as a whole.

•

Compensation is Competitive —  The Compensation Committee seeks to provide a total compensation package that attracts, motivates and retains the executive talent that we need in order to maximize its return to stockholders. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable given our level of performance and other comparable companies with which we compete for talent.

•

Compensation Motivates and Rewards the Achievement of Goals —  Our executive compensation program is designed to appropriately reward both individual and collective performance that meets and exceeds our annual, long-term and strategic goals. To accomplish this objective, a substantial percentage of total compensation is variable, “at risk”, both through annual incentive compensation and the granting of long-term incentive awards.

Heat seeks to achieve these objectives through three key compensation elements:

•

a base salary;

•

a performance-based annual cash incentive (i.e., annual cash incentive compensation (IC)); and

•

equity awards.

In order to enhance the Compensation Committee’s ability to carry out its responsibilities effectively, as well as maintain strong links between executive pay and performance, the Compensation Committee reviews compensation information for each named executive officer which includes the following information:

•

the annual compensation and benefit values that are being offered to each executive;

•

the value of all outstanding equity awards; and

•

the Compensation Committee also meets with our Chairman, Chief Executive Officer and other senior management in connection with compensation matters, and may retain and meet in executive session with, compensation and other advisors from time to time.

B. Compensation Administration

Roles and Responsibilities of Compensation Committee

The primary purpose of the Compensation Committee is to conduct reviews of Heat’s general executive compensation policies and strategies and oversee and evaluate Heat’s overall compensation structure and programs. The Compensation Committee seeks to confirm that total compensation paid to the Chief Executive Officer, Principal Financial Officer and those other individuals included in the Summary Compensation Table is reasonable and competitive. All of these Named Executive Officers are referred to as the NEOs. Responsibilities of the Compensation Committee include, but are not limited to:

•

Establishing on an annual basis performance goals and objectives for purposes of determining the compensation of Heat’s Chief Executive Officer and other senior executive officers, evaluating the performance of such officers in light of those goals and objectives, and setting the compensation level for those officers based on this evaluation.

•

Recommending to the Board the compensation for Board members (including retainer, committee and committee chair’s fees, stock options and other similar items as appropriate).

•

Reviewing the competitive position of, and making recommendations to the Board with respect to, the cash-based and equity-based compensation plans and other programs of Heat relating to compensation and benefits.

•

Reviewing the financial performance and the operations of Heat’s major benefit plans.

•

Overseeing the administration of Heat’s stock option and other executive compensation plans, including recommending to the Board of Directors the granting of options and awards under the plans, and the approval or disapproval of the participation of individual employees in those plans.

•

Reviewing and approving for Heat’s Chief Executive Officer and other senior executive officers: (a) employment agreements; (b) severance agreements; (c) change in control agreements/provisions; (d) any other material perquisites or other in-kind benefits.

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at www.heatbio.com.

Outside Consultants

In October 2016, the Compensation Committee retained Korn Ferry/Hay Group for matters related to the compensation for our Chief Executive Officer and Vice President of Research and Development, as well as matters related to our other employees and non-employee director compensation. Korn Ferry/Hay Group is a global human resources consulting firm and does not provide any other services to the Company. Our Compensation Committee determined that Korn Ferry/ Hay Group was independent and lacked any conflict of interest. Korn Ferry /Hay Group was asked to provide independent, third-party advice and expertise on executive compensation issues and reported to the Compensation Committee. Korn Ferry/ Hay Group provided the Compensation Committee with comparative market data and alternatives to consider when making compensation decisions and reviewed the recommendations being made by the Compensation Committee and senior management.

Competitive Considerations

In making compensation decisions with respect to each element of compensation, the Compensation Committee considers the competitive market for executives and compensation levels provided by comparable companies. The Compensation Committee regularly reviews the compensation practices at companies with which it competes for talent, including businesses engaged in activities similar to those of Heat, including specialty pharmaceuticals.

The Compensation Committee generally targets total executive compensation at below the median of compensation packages for executives in similar positions and with similar responsibilities and experience at similar companies of comparable size with the opportunity for top quartile compensation based upon individual and company performance. The Compensation Committee’s choice of this target percentile reflects Heat’s consideration for our shareholders’ interests in paying what is competitive, but not more than that which is competitive, to achieve our corporate goals, while conserving cash and equity as much as practicable.

We believe that, given the industry in which we operate and our compensation philosophy and objectives, our compensation targets are generally sufficient to retain our current executive officers and to hire new executive officers when and as required. In setting compensation for the NEOs, the Compensation Committee considered comparative market data requested from Hay Group. In gathering relevant competitive market compensation data, the Compensation Committee approved the use of a sample of a peer group of similarly situated specialty pharmaceutical and biotechnology companies, including high-growth industry companies with similar operations as Heat.

Role of the Chief Executive Officer

Our Chief Executive Officer, Mr. Wolf, makes recommendations to the Compensation Committee regarding the compensation of our other Named Executive Officers. Mr. Wolf does not participate in any discussions or processes concerning his own compensation, and participates in a non-voting capacity in discussions or processes concerning the compensation of our Principal Financial Officer and other members of management.

COMPENSATION OF EXECUTIVE OFFICERS

Set forth below is the compensation paid or accrued to our executive officers during the years ended December 31, 2016 and December 31, 2015 that exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus		Stock Awards (9)	Options (9)	Other (1)	Total
Jeffrey Wolf	2016	$404,583	$202,500	(2)	$64,500	$198,396	$—	$869,979
Chairman and CEO	2015	$395,000	$177,750	(3)	$—	$47,513	$—	$620,263

Taylor Schreiber	2016	$300,000	$—		$—	$94,583	$75,000	$469,583
Former Chief Scientific Officer (4)*	2015	$272,005	$95,202	(3)	$—	$187,390	$—	$554,597

Ann A. Rosar	2016	$152,386	$40,000	(2)	$—	$18,834	$40,000	$251,220
Vice President of Finance (5)

Timothy Creech	2016	$55,548	$—		$—	$—	$142,500	$198,048
Former Chief Financial Officer (6)	2015	$24,542	$—		$—	$144,627	$—	$169,169

Anil Goyal	2016	$65,899	$—		$—	$—	$88,000	$153,899
Former Vice President of Business Development (7)	2015	$255,000	$51,000	(3)	$—	$47,513	$—	$353,513

Melissa Price	2016	$145,125	$—		$—	$—	$—	$145,125
Former Vice President of Product Development (8)	2015	$250,000	$75,000	(3)	$—	$—	$—	$325,000

———————

(1)

Represents payment for 2016 Retention bonus accrued in 2016 and paid in 2017 and severance payments paid in 2016.

(2)

This bonus was accrued in 2016 and paid in 2017.

(3)

This bonus was accrued in 2015 and paid in 2016.

(4)

Dr. Schreiber resigned as Chief Scientific Officer effective January 1, 2017, and now serves as Chairman of our Scientific and Advisory Board.

(5)

Mrs. Rosar served as our Controller from January 2015 until her appointment on April 5, 2016 as our Vice President of Finance, Controller and Secretary.

(6)

Mr. Creech resigned as our Chief Financial Officer effective April 5, 2016.

(7)

Dr. Goyal resigned as our Vice President of Business Development effective April 5, 2016.

(8)

Dr. Price resigned as our Vice President of Product Development effective July 29, 2016.

(9)

For all stock options and stock awards, the values reflect the aggregate grant date fair value computed in accordance with FASB ASC 718. Assumptions made in the calculation of these amounts are described in Note 9 to the Company’s audited consolidated financial statements for the years ended December 31, 2016 and 2015.

*

On January 1, 2017, Jeff T. Hutchins, Ph.D. was appointed Chief Scientific Officer and Senior Vice President of Pre-Clinical Development. Dr. Hutchins annual salary is $305,000 and he will be eligible for discretionary performance bonus payments of twenty-five percent (25%) of his base salary.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2016)

	Option Awards					Stock Awards
Name and Principal Position	Number of securities underlying unexercised options/ exercisable		Number of securities underlying unexercised options/ unexercisable	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested
Jeffrey Wolf	10,965	(1)	—	$2.30	12/18/2019	—		—
Chairman and CEO	100,000	(2)	—	$8.62	6/11/2024	—		—
	6,250	(3)	6,250	$4.53	1/12/2025	—		—
	23,512	(4)	70,536	$2.47	1/11/2026	—		—
	75,000	(5)	—	$0.86	12/30/2026	56,250	(6)	$48,375

Taylor Schreiber	35,412	(7)	14,588	$4.57	6/11/2024	—		—
Chief Scientific Officer	5,000	(8)	5,000	$4.53	1/12/2025	—		—
	12,395	(9)	22,605	$6.03	7/22/2025	—		—
	14,394	(10)	43,173	$2.47	1/11/2026	—		—

Ann A. Rosar	4,791	(11)	5,209	$4.53	1/12/2025	—		—
Vice President of	1,545	(12)	4,635	$2.47	1/11/2026	—		—
Finance, Controller	3,750	(13)	16,250	$0.66	4/5/2026	—		—

Tim Creech	—		—	—	—	—		—
Former Chief Financial
Officer

Anil Goyal	—		—	—	—	—		—
Vice President of
Business Development

Melissa Price	—		—	—	—	—		—
Vice President of Product
Development

———————

(1)

All shares are fully vested as of December 31, 2013.

(2)

Issued on June 11, 2014, these options vest over a two year period and will be fully vested in January 2016.

(3)

Issued on January 12, 2015, these options vest over a four year period and will be fully vested in December 2018.

(4)

Issued on January 11, 2016, these options vest over a four year period and will be fully vested in December 2019.

(5)

Issued on December 30, 2016, these options vest over a four year period and will be fully vested in January 2020.

(6)

Issued on December 30, 2016, 18,750 restricted stock units vested December 30, 2016; 18,750 will vest December 30, 2017; 18,750 will vest December 30, 2018; and 18,750 will vest December 30, 2019. Amount represents the value of shares at December 30, 2016.

(7)

Issued on June 11, 2014, these shares vest over a 46 month period and will be fully vested in February 2018.

(8)

Issued on January 12, 2015, these options vest over a four year period and will be fully vested in December 2018.

(9)

Issued on July 23, 2015, these options vest over a four year period and will be fully vested in July 2019.

(10)

Issued on January 11, 2016, these options vest over a four year period and will be fully vested in December 2019.

(11)

Issued January 12, 2015, these shares vest over a four year period and will be fully vested in January 2019.

(12)

Issued on January 11, 2016, these options vest over a four year period and will be fully vested in January 2019.

(13)

Issued on April 5, 2016, these options vest over a four year period and will be fully vested in March 2020.

The chart above does not include the grant of options exercisable for 125,000, 70,000, and 200,000 shares of common stock issued to each of Mr. Wolf, Mrs. Rosar, and Dr. Hutchins, respectively, in January 2017. Also, on January 3, 2017, Mr. Wolf and Mrs. Rosar were granted 125,000 and 70,000 Restricted Stock Units which vest 25% on grant date, and 25% on each anniversary of grant date thereafter.

Employment Agreements, Change in Control Agreements; Severance Agreements

On December 18, 2009, we entered into an employment agreement with Jeffrey Wolf to act as our Chief Executive Officer, which was amended on November 22, 2011, and further amended on each of January 20, 2014 and January 11, 2016 and January 1, 2017. Mr. Wolf receives an annual base salary of $417,150 per year.  He also may receive, at the sole discretion of the board, an additional cash performance-based bonuses equal to up to 50% of his then outstanding base salary at the end of each year and a discretionary equity award, with the actual amount of his bonus to be increased or decreased in the sole discretion of the Board of Directors. Upon execution of the agreement, Mr. Wolf was issued options exercisable for 119,661 shares of our common stock. In addition, he is to receive certain options to purchase 2% of our fully diluted equity at an exercise price equal to the then current market price if our stock is traded on a nationally recognized exchange or NASDAQ and our market capitalization is at least $250 million for at least 5 days. If Mr. Wolf’s employment contract is terminated for death or disability (as defined in the agreement), he (or his estate in the event of death) will receive six month’s severance. If Mr. Wolf’s employment is terminated by us other than for cause, he will receive 12 month’s severance. In addition, if Mr. Wolf’s employment is terminated by us other than for cause all Restricted Shares, common stock and options to purchase common stock that would have vested shall immediately vest. Mr. Wolf will not be entitled to any additional severance in the event he is terminated for cause or voluntarily resigns. Under his employment agreement, Mr. Wolf has also agreed to non-competition provisions.

On January 2, 2017, we approved the entry into a four-year employment agreement, effective as of January 1, 2017, with Jeff T. Hutchins, Ph.D. (the “Hutchins Employment Agreement”), who was appointed to serve as the Chief Scientific Officer and Senior Vice President of Pre-Clinical Development of the Company. Pursuant to the Hutchins Employment Agreement, Dr. Hutchins will be entitled to an annual base salary of $305,000 and will be eligible for discretionary performance bonus payments of twenty-five percent (25%) of his base salary.  Additionally, we granted Dr. Hutchins an option to purchase 200,000 shares of our common stock, with an exercise price equal to $0.88 per share.  These options will vest pro rata, on a monthly basis, over forty-eight months. If Dr. Hutchins’ employment is terminated for any reason, he or his estate as the case may be,  is entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Hutchins Accrued Obligations”); provided, however, that if his employment is terminated by us without Just Cause (as defined in the Hutchins Employment Agreement) then in addition to paying the Hutchins Accrued Obligations, (i) we will shall continue to pay his then current base salary for a period of six (6) months; and (ii) the vesting on all unvested options shall be accelerated so that all options shall become fully vested. If his employment is terminated within one year of a Change of Control (as defined in our Amended and Restated 2014 Stock Incentive Plan), he will be paid his then current base salary for a period of nine (9) months.

On April 5, 2016, we entered into a four-year employment agreement with Ann Rosar to serve as our Vice President of Finance, Controller and Corporate Secretary, which was amended on January 1, 2017 (the “Rosar Employment Agreement”). Pursuant to the Rosar Employment Agreement, Ms. Rosar receives an annual base salary of $200,000 and is eligible for a discretionary performance bonus.  Ms. Rosar was also granted a ten year option exercisable for 20,000 shares of our Common Stock, vesting pro rata on a monthly basis over a four year period. In addition, if Ms. Rosar’s employment is terminated for any reason, she or her estate as the case may be, are entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by her to the extent not previously paid (“Rosar Accrued Obligations”); provided, however, that if her employment is terminated  by the Company without Just Cause (as defined in the employment agreement) or by Ms. Rosar for Good Reason (defined as a material breach of the terms of the employment agreement by us, which breach is not cured within thirty (30) days) then in addition to paying the Accrued Obligations, we will continue to pay her then current base salary for a period of four (4) months.

Dr. Schreiber currently serves as the Chairman of our Scientific Advisory Board.  Effective July 23, 2015 until January 1, 2017, Taylor Schreiber, M.D., Ph.D., was appointed to serve as our Chief Scientific Officer and from March 3, 2014 until July 23, 2015, Dr. Schreiber served as our Vice President of Research and Development. In connection with his appointment, Dr. Schreiber entered into a four-year employment agreement with us, which was amended January 12, 2015 and further amended on July 23, 2015 and January 11, 2016.  Pursuant to the employment agreement, Dr. Schreiber received an annual base salary of $300,000 and was eligible for discretionary cash performance bonus payment of thirty-five percent (35%) of his base salary and a discretionary equity award with the actual amount of his bonus to be increased or decreased in the sole discretion of the Board of Directors.  Dr. Schreiber resigned his position as Chief Scientific Officer effective January 1, 2017.

Effective November 30, 2015, we appointed Timothy Creech as our Chief Financial Officer. In connection with his appointment, Mr. Creech entered into a four-year employment agreement with us, which was amended on January 11, 2016. Pursuant to his agreement, Mr. Creech received an annual base salary of $285,000 and was eligible for a discretionary cash performance bonus payment of thirty five percent (35%) of his base salary and a discretionary equity award with the actual amount of his bonus to be increased or decreased in the sole discretion of the Board of Directors. Effective April 5, 2016, we entered into a severance agreement with Mr. Creech in accordance with the terms of his employment agreement. Pursuant to the agreement, Mr. Creech’s received $142,500, which equaled six month’s severance pay upon termination not for cause (as defined in the agreement). The severance agreement also contained additional provisions that are customary for agreements of this type, including confidentiality, non-competition and non-solicitation provisions

Effective December 16, 2013, we appointed Anil K. Goyal, Ph.D. as our Vice President of Business Development. In connection with his appointment, Dr. Goyal entered into a four-year employment agreement with us (the “Goyal Employment Agreement”), which was amended January 12, 2015 and further amended on January 11, 2016. Pursuant to the Goyal Employment Agreement, Dr. Goyal received an annual base salary of $255,000 and was eligible for a discretionary cash performance bonus payment of thirty percent (30%) of his base salary and a discretionary equity award with the actual amount of his bonus to be increased or decreased in the sole discretion of the Board of Directors. Effective April 5, 2016, we entered into a severance agreement with Dr. Goyal in accordance with the terms of his employment agreement. Pursuant to the agreement, Dr. Goyal received $85,000, which equaled four month’s severance.

Effective October 1, 2013, we appointed Melissa Price, Ph.D. as our Vice President of Clinical and Regulatory Affairs.  In connection with her appointment, Dr. Price entered into a four-year employment agreement with us (the “Price Employment Agreement”), which was amended on January 20, 2014 and further amended on January 12, 2015, July 23, 2015 and January 11, 2016.  On July 23, 2015, Dr. Price was appointed our Vice President of Product Development.  Pursuant to the Price Employment Agreement, Dr. Price receives an annual base salary of $250,000 and will be eligible for a discretionary cash performance bonus payment of thirty percent (30%) of her base salary and a discretionary equity award with the actual amount of her bonus to be increased or decreased in the sole discretion of the Board of Directors. Dr. Price resigned as our Vice President of Clinical and Regulatory Affairs effective July 29, 2016.

OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of April 20, 2017, or as otherwise set forth below, with respect to the beneficial ownership of our Common Stock (i) all persons known to us to be the beneficial owners of more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors and our executive officers named in the Summary Compensation Table, and (iii) all of our directors and our executive officer as a group. As of April 20, 2017, we had 34,288,790 shares of Common Stock issued and outstanding.

Principal Stockholders Table

Unless otherwise indicated the mailing address of each of the stockholders below is c/o Heat Biologics, Inc., 801 Capitola Drive, Suite 12, Durham, North Carolina 27713. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by them.

Name of Beneficial Owner	Common Stock	Shares subject to Options (1)	Total Number of Shares Beneficially Owned	Percentage Ownership
Executive Officers & Directors
Timothy Creech, Former Chief Financial Officer	—	—	—	*
Anil Goyal, Former Vice President of Business Development	—	—	—	*
Jeff T. Hutchins, Chief Scientific Officer and Senior Vice President of Pre-Clinical Development (2)	—	16,666	16,666	*
John Monahan, Ph.D. (Director)	1,211	64,860	66,071	*
John K. A. Prendergast, Ph.D. (Director)	—	11,666	11,666	*
Melissa Price, Former Vice President of Product Development	692	—	692	*
Ann A. Rosar, Vice President Finance, Controller and Secretary	10,736	19,479	30,215	*
Taylor Schreiber, M.D., Ph.D., Chairman of Scientific Advisory Board (3)	39,132	77,724	116,856	*
Edward Smith (Director) (4)	697,303	57,251	754,554	2.2%
Jeffrey Wolf (Chairman, CEO, and President) (5)	1,287,396	165,887	1,453,283	4.3%

All Executive Officers & Directors, as a group (10 persons)	2,036,470	413,533	2,450,003	7.2%

5% Stockholders
Sabby Management, LLC and affiliates (6)	—	—	3,250,000	9.5%

————————

* less than 1%

(1)

Represents shares subject to options that are vested and exercisable within 60 days of March 28, 2017.

(2)

Dr. Hutchins was appointed Chief Scientific Officer and Senior Vice President of Pre-Clinical Development on January 1, 2017.

(3)

Dr. Schreiber resigned as the company’s Chief Scientific Officer on December 31, 2016 and now serves as the Chairman of the company’s Scientific and Clinical Advisory Board.  Dr. Schreiber and an entity controlled by Dr. Schreiber have been issued an aggregate of 39,132 shares of common stock that are included in the number of shares beneficially owned by Dr. Schreiber.

(4)

Information obtained from a Schedule 13D/A filed on February 14, 2017 with the SEC filed on behalf of Aristar Capital Management, LLC of which Mr. Smith disclaims beneficial ownership of 697,303 shares of common stock, except to the extent of any pecuniary interest (as defined in Rule 16a – 1(a)(2) promulgated under the Exchange Act) that he may have in such entities.

(5)

Includes 695,653 shares of common stock held by Orion Holdings V, LLC and 536,862 shares of common stock held by Seed-One Holdings VI, LLC, entities for which Mr. Wolf serves as the managing member. Mr. Wolf is deemed to beneficially own the shares held by such entities as in his role as the managing member he has the control over the voting and disposition of any shares held by these entities. Includes 3,660 shares purchased May 2014 and 1,221 shares converted from Series B, does not include 86,957 shares of common stock beneficially owned by Mr. Wolf’s children’s trust of which Mr. Wolf is not the trustee. Mr. Wolf disclaims beneficial ownership of these shares except to the extent of any pecuniary interest (as defined in Rule 16a – 1(a)(2) promulgated under the Exchange Act) that he may have in such entities. In addition, if our Company is traded on a recognized national exchange or NASDAQ while Mr. Wolf is employed by us and the market capitalization of our Company is in excess of $250 million for at least five consecutive trading days, then Mr. Wolf will be entitled to receive an additional stock option equal to 2% of the then outstanding shares of our common stock, at an exercise price equal to the then current market price as determined in good faith by the board.

(6)

Information obtained from a Schedule 13G filed with the SEC on April 17, 2017.  Pursuant to this Schedule 13G: (i) Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Master Fund, Ltd. beneficially own 3,250,000 and 0 shares of our Common Stock, respectively, and (ii) Sabby Management, LLC and Hal Mintz each beneficially own 3,250,000 shares of our Common Stock. Sabby Management, LLC and Hal Mintz do not directly own any shares of Common Stock, but each indirectly owns 3,250,000 shares of our Common Stock. Sabby Management, LLC, a Delaware limited liability company, indirectly owns 3,250,000 shares of Common Stock because it serves as the investment manager of Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd., Cayman Islands companies. Mr. Mintz indirectly owns 3,250,000 shares of our Common Stock in his capacity as manager of Sabby Management, LLC. The principal business address of Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007 Cayman Islands. The principal business address of Sabby Management, LLC and Hal Mintz is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions” as required by of NASDAQ Rule 4350(h). For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404. The Company had a related party receivable balance of $103,017 and $58,017 as of December 31, 2016 and 2015, respectively. This related party receivable reflects a percent of labor that our former Chief Scientific Officer, Dr. Schreiber performed on the behalf of Pelican.

The following is a summary of transactions since January 1, 2015 to which we have been a party in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at the end of the most recent completed fiscal year ($80,000) and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this Annual Report on Form 10-K entitled “Management—Non-Employee Director Compensation” and “Management — Executive Compensation.”

Subsequent to year end, we entered into a Purchase Agreement with Pelican Therapeutics, Inc. (‘Pelican”), and certain stockholders in Pelican (the “Majority Pelican Stockholders”) to purchase outstanding capital stock of Pelican. Jeff Wolf, through one or more of his affiliated entities, and Edward Smith and entities controlled by Mr. Smith are Participating Pelican Stockholders and have agreed to sell a minimum of 80% and a maximum of 100% of their shares of the capital stock of Pelican in order to meet the 80% closing condition, on the same terms as the other Participating Pelican Stockholders. Mr. Wolf is the managing member of a limited liability company (the “LLC”) that owns 60.1% of the outstanding capital stock of Pelican and Mr. Wolf directly and through entities owned by him owns 31.6% of the membership interests of the LLC. Mr. Smith directly and through entities that he controls holds approximately 10.2% of Pelican’s outstanding capital stock and Mr. Smith directly and indirectly through an entity he controls owns an aggregate of 23.1% of the membership interests of the LLC. Taylor Schreiber, M.D., Ph.D holds less than 1% of Pelican’s total outstanding capital stock and indirectly through an entity he controls, owns 5% of the LLC. Dr. Schreiber has agreed to sell a minimum of 80% and a maximum of 100% of his shares of the capital stock of Pelican in order to meet the 80% closing condition, on the same terms as the other Participating Pelican Stockholders. John Monahan, Ph.D owns 0.46% of the LLC. In addition, a trust for which Mr. Wolf does not serve as the trustee for the benefit of Mr. Wolf’s children directly owns 2.2% of Pelican’s total outstanding capital stock and owns 10% of the membership interests of the LLC. Mr. Wolf disclaims beneficial ownership of all shares held by the trust.

On January 2, 2017, our named executive officers were awarded the following 2016 year-end bonus compensation: Jeffrey A. Wolf, our Chief Executive Officer, was granted options to purchase 200,000 shares of our common stock of which 75,000 were granted December 30, 2016, 200,000 restricted stock units of which 75,000 were granted December 30, 2016 and received a cash bonus in the amount of $202,500; Mrs. Rosar was granted options to purchase 75,000 shares of our common stock, 75,000 restricted stock units, and received a cash bonus in the amount of $40,000.  The December 2016 stock options have an exercise price of $0.86 per share, which is the closing price of our common stock on the grant date (December 30, 2016).  The stock options granted January 2, 2017 have an exercise price of $0.87 per share, which is the closing price of our common stock on the grant date (January 3, 2017), vest pro rata, on a monthly basis, over a four (4) year period and expire ten (10) years from the date of the grant, unless terminated earlier. The restricted stock units immediately vest 25% on the date of grant and then 25% on the anniversary date of grant each year thereafter.

On January 2, 2017, our non-executive directors, John Monahan and Ed Smith were granted options to purchase 90,000 shares of our common stock, and John Prendergast was granted options to purchase 180,000 shares of our common stock. The stock options granted have an exercise price of $0.87, which is the closing price of our common stock on the grant date (January 3, 2017), vest on January 2, 2018 and expire ten (10) years from the date of the grant, unless terminated earlier.

On January 1, 2017, Dr. Jeff Hutchins as part of his employment agreement was granted 200,000 options and $66,000 sign-on bonus. The stock options granted have an exercise price of $0.87 per share, which is the closing price of our common stock on the grant date (January 3, 2017), vest pro rata, on a monthly basis, over a four (4) year period and expire ten (10) years from the date of the grant, unless terminated earlier.

In addition, on January 12, 2015,  our named executive officers were awarded the following 2014 year-end bonus compensation: Jeffrey A. Wolf, our Chief Executive Officer, was granted options to purchase 12,500 shares of the Company’s common stock and received a cash bonus in the amount of $127,500; Dr. Goyal was granted options to purchase 12,500 shares of the Company’s Common Stock and received a cash bonus in the amount of $49,500; Dr. Price received a cash bonus in the amount of $47,250; and Dr. Schreiber was granted options to purchase 10,000 shares of Common Stock and received a cash bonus in the amount of $39,483.  The stock options granted have an exercise price of $4.53, which is the closing price of the Common Stock on the grant date (January 12, 2015), vest immediately, pro rata, on a monthly basis, over a four (4) year period and expire ten (10) years from the date of the grant, unless terminated earlier.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Heat knows of no other matters to be presented for stockholder action at the Annual Meeting. However, other matters may properly come before the 2017 Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2017 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Heat will be voted in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT/FORM 10-K

Heat’s 2016 Annual Report to its stockholders is being mailed to certain stockholders concurrently with this Proxy Statement. Copies of the Company’s Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to Heat Biologics, Inc., 801 Capitola Drive, Suite 12, Durham, North Carolina 27713, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.heatbio.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials, proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Heat stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including Notices of Internet Availability of Proxy Materials and this proxy statement. In that event, a single Notice of Internet Availability of Proxy Materials or proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Heat Biologics, Inc., Attention: Corporate Secretary, 801 Capitola Drive, Suite 12, Durham, North Carolina 27713 or by calling us at (919) 240-7133. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

Stockholders who intend to present proposals at the 2018 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than January 11, 2018. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2018 proxy materials.

The Company’s Bylaws provide that the nomination of persons for election to the Board and the proposal of business to be considered by stockholders may be made at the annual meeting as set out in the Company’s notice of such meeting, by or at the direction of the Board or by any stockholder of the Company who is entitled to vote at the meeting on such nomination or other proposal, and who, in the case of a holder of common stock, complies with certain notice procedures. Any holder of common stock proposing to nominate an individual for election to the Board or proposing business to be considered by the Company’s stockholders at an annual meeting must give written notice and certain information to the Corporate Secretary of the Company generally not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting (however, if we hold the 2018 Annual Meeting of Stockholders on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice no earlier than 120 days prior to such annual meeting and no later than 90 days prior to such annual meeting or 10 days after the day on which public announcement of the date of such meeting is first made by us we announce it publicly). As a result, stockholders who intend to present proposals at the 2018 Annual Meeting of Stockholders under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than March 1, 2018, and no later than March 31, 2018.

All proposals should be addressed to the Corporate Secretary, Heat Biologics, Inc., 801 Capitola Drive, Suite 12, Durham, North Carolina 27713.

By order of the Board of Directors,

Jeffrey Wolf
Chairman, Chief Executive Officer and President

Durham, North Carolina

May       , 2017

APPENDIX A-1

FORM OF

CERTIFICATE OF AMENDMENT
OF THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HEAT BIOLOGICS, INC.

Heat Biologics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Third Amended and Restated Certificate of Incorporation of the Corporation as follows:

Article IV is hereby amended to add the following paragraph immediately after the first paragraph of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 2 to 10 shares, with the exact number of shares to be determined by the Board of Directors and publicly announced by the Corporation prior to the Effective Time, of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

2. This Certificate of Amendment shall be effective as of ____ at ____ Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Jeffrey Wolf, its Chairman, Chief Executive Officer and President, this [     ] day of [       ], 2017.

HEAT BIOLOGICS, INC.

By:
Jeffrey Wolf
Chairman, Chief Executive Officer and President

A-1

APPENDIX A-2

FORM OF

CERTIFICATE OF AMENDMENT
OF THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HEAT BIOLOGICS, INC.

Heat Biologics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Third Amended and Restated Certificate of Incorporation of the Corporation as follows:

Article IV is hereby amended by deleting the first paragraph of Article IV and replacing such paragraph with the following paragraph:

“The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 110,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.0002 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

4. This Certificate of Amendment shall be effective as of ____ at ____ Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Jeffrey Wolf, its Chairman, Chief Executive Officer and President, this [     ] day of [       ], 2017.

HEAT BIOLOGICS, INC.

By:
Jeffrey Wolf
Chairman, Chief Executive Officer and President

A-2

APPENDIX B

HEAT BIOLOGICS, INC.

2017 STOCK INCENTIVE PLAN

1.  Establishment and Purpose.

The purpose of the Heat Biologics, Inc. 2017Stock Incentive Plan (the “Plan”) is to promote the interests of the Company and the stockholders of the Company by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling long-term corporate objectives.

2.  Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, or other Award or otherwise adjust any of the terms applicable to any such Award. Notwithstanding the foregoing, and subject to Sections 4(c) and 4(d), neither the Board of Directors, the Committee nor their respective delegates shall have the authority to re-price (or cancel and/or re-grant) any Option, Stock Appreciation Right or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

All decisions, determinations and interpretations of the Committee or the Board of Directors shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board of Directors shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

3.  Definitions.

(a) “Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b) “Annual Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period of one year or less.

(c) “Award” shall mean any Option, Restricted Stock, Stock Bonus award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Cause” shall mean a termination of a Participant’s employment by the Company or any of its Subsidiaries due to (i) the continued failure, after written notice, by such Participant substantially to perform his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by such Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, the disclosure of material secret or confidential information of the Company or any of its Subsidiaries or (iii) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company, Cause shall have the meaning set forth in such employment agreement.

(f) A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(h) “Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(i) “Company” shall mean Heat Biologics, Inc., a Delaware corporation, and, where appropriate, each of its Subsidiaries.

(j) “Company Stock” shall mean the common stock of the Company, par value $0.0002 per share.

(k) “Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability.

(l) “Effective Date” shall mean the date as of which this Plan is adopted by the Board of Directors.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n) The “Fair Market Value” of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert. In no event shall the fair market value of any share of Company Stock, the Option exercise price of any Option, the appreciation base per share of Company Stock under any Stock Appreciation Right, or the amount payable per share of Company Stock under any other Award, be less than the par value per share of Company Stock.

(o) “Full Value Award” means any Award, other than an Option or a Stock Appreciation Right, which Award is settled in Stock.

(p) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(q) “Long Term Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period in excess of one year.

(r) “Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(s) “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(t) “Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(b).

(u) “Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(g) hereof other than an Other Stock-Based Award.

(v) “Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Company Stock pursuant to Section 6(g) hereof, including but not limited to (i) unrestricted Company Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Company Stock from the Company containing terms and conditions prescribed by the Committee.

(w) “Participant” shall mean an employee, consultant or director of the Company to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(x) “Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(y) “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(z) “Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(e) hereof.

(aa) “Retirement” shall mean, in the case of employees, the termination of employment with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach (i) age 55 with ten years of service with the Company, or (ii) age 60 with five years of service with the Company. “Retirement” shall mean, in the case of directors, the termination of service with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach age 75 with five years of service with the Company.

(bb) “Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(cc) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(dd) “Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Company Stock, as specified in the Award or determined by the Committee.

(ee) “Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 6(e) hereof.

(ff) “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

4. Stock Subject to the Plan.

(a)  Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be Five Million (5,000,000) shares. Notwithstanding the foregoing, of the Five Million (5,000,000) shares reserved for issuance under this Plan. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)  Individual Limitation. The total number of shares of Company Stock subject to Awards awarded to any one Participant during any tax year of the Company shall be limited 2,500,000 shares of Common Stock.

(c)  Adjustment for Change in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event has occurred,  then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Company Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

(d)  Reuse of Shares. Except as set forth below, if any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of stock surrendered or withheld as payment of either the exercise price of an Option (including shares of stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5. Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees (including officers of the Company and its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries), Nonemployee Directors, and consultants of the Company and its Subsidiaries; provided, that Incentive Stock Options shall be granted only to employees (including officers and directors who are also employees) of the Company or its Subsidiaries.

6. Awards Under the Plan.

(a)  Agreement.  The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

(b)  Stock Options.

(i)  Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of the share purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a later date.

(ii)  Identification. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Company Stock to which the Option (and/or each type of Option) relates.

(c)  Special Requirements for Incentive Stock Options.

(i)  To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii)  No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d)  Stock Appreciation Rights.

(i)  The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Company Stock subject to the related Option shall be reduced by the number of shares of Company Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii)  The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii)  The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(e)  Restricted Stock and Stock Bonus.

(i)  The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii)  Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iii)  The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(iv)  If and to the extent that the applicable Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Unless otherwise provided in the applicable Agreement, any stock received as a dividend on or in connection with a stock split of the shares underlying a Restricted Stock award shall be subject to the same restrictions as the shares underlying such Restricted Stock award.

(v)  The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

(f)  Performance Awards.

(i)  The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2 1/2 months after the end of the year in which the Participant has a legally binding vested right to such award.

(ii)  In the event that the Committee grants a Performance Award or other Award (other than Nonqualified Stock Option or Incentive Stock Option or a Stock Appreciation Right) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the Performance Award relates (but in no event after 25% of the period of service has elapsed); (b) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Participant and/or a business unit or the Company and/or a Subsidiary: (1) scientific progress, (2) product development progress, (3) business development progress, including in-licensing, (4) sales, (5) sales growth, (6) earnings growth, (7) cash flow or cash position, (8) gross margins, (9) stock price, (10) financings (issuance of debt or equity), (11) market share, (12) total shareholder return, (13) net revenues, (14) earnings per share of Company Stock; (15) net income (before or after taxes), (16) return on assets, (17) return on sales, (18) return on assets, (19) equity or investment, (20) improvement of financial ratings, (21) achievement of balance sheet or income statement objectives or (22) total stockholder return. (23) earnings from continuing operations; levels of expense, cost or liability, (24) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”), (25) cost reduction goals, (26) business development goals (including without limitation regulatory submissions, product launches and other business development-related opportunities), (27) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures, (28) meeting specified market penetration or value added goals, (29) development of new technologies (including patent application or issuance goals), (30) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period, and (31) such other criteria as the stockholders of the Company may approve; in each case as applicable, as determined in accordance with generally accepted accounting principles; and (c) once granted, the Committee may not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Committee, to the extent provided by the Committee at the time the Award is granted or as otherwise permitted under Section 162(m) of the Code, shall have the authority to make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making payment under any award under this Section 6(f), certify in writing that all applicable performance goals have been attained. Notwithstanding anything to the contrary contained in the Plan or in any applicable Agreement, no dividends or dividend equivalents will be paid with respect to unvested Performance Awards.

(g)  Other Stock- or Cash-Based Awards.

(i)  The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such award. With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is an Annual Incentive Award is $6,000,000, (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long Term Incentive Award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve, and (iii) such additional rules set forth in Section 6(f) applicable to Awards intended to qualify as performance-based compensation under Section 162(m) shall apply. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(h)  Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i)  Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award, Stock Bonus award, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii)  Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable more than ten years after the date of grant (the “Stated Expiration Date”).

(iii)  Except as provided in Section 7 hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv)  An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(i) hereof.

(v)  Unless the applicable Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(i)  Payment of Award Price.

(i)  Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii)  Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee), (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, (c) unless otherwise provided in the applicable Agreement, and as permitted by the Committee, by delivery of previously-acquired shares of Common Stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (d) unless otherwise provided in applicable agreement, and as permitted by the Committee, on a net-settlement basis with the Company withholding the amount of Common Stock sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (a) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Company Stock to be acquired pursuant to the Award to pay for all of the Company Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Company Stock.

7.  Termination of Employment.

(a)  Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries by the Company or its Subsidiary for Cause (or in the case of a Nonemployee Director upon such Nonemployee Director’s failure to be renominated as Nonemployee Director of the Company), the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof that is vested as of the date of such termination of employment or service, may be given, for a period of thirty (30) days from and including the date of termination of employment or service (and shall thereafter terminate). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b)  Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a), (c), (d) or (e) hereof, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(c)  Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant voluntarily Retires with the consent of the Company or the Participant’s employment or service terminates due to Disability, all outstanding Options, Stock Appreciation Rights and all other outstanding Awards (except, in the event a Participant voluntarily Retires, with respect to Awards (other than Options and Stock Appreciation Rights) intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code) granted to such Participant shall continue to vest in accordance with the terms of the applicable Agreements. The Participant shall be entitled to exercise each such Option or Stock Appreciation Right and to make any payment, give any notice or to satisfy other condition under each such other Award, in each case, for a period of one year from and including the later of (i) date such entire Award becomes vested or exercisable in accordance with the terms of such Award and (ii) the date of Retirement, and thereafter such Awards or parts thereof shall be canceled. Notwithstanding the foregoing, the Committee may in its sole discretion provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion, and in accordance with Section 409A of the Code, determine (i) for purposes of the Plan, whether any termination of employment or service is a voluntary Retirement with the Company’s consent or is due to Disability for purposes of the Plan, (ii) whether any leave of absence (including any short-term or long-term Disability or medical leave) constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

(d)  Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s employment or service terminates by reason of death, or if the Participant’s employment or service terminates under circumstances providing for continued rights under subsection (b), (c) or (e) of this Section 7 and during the period of continued rights described in subsection (b), (c) or (e) the Participant dies, all outstanding Options, Restricted Stock and Stock Appreciation Rights granted to such Participant shall vest and become fully exercisable, and any payment or notice provided for under the terms of any other outstanding Award may be immediately paid or given and any condition may be satisfied, by the person to whom such rights have passed under the Participant’s will (or if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the Participant’s death and thereafter all such Awards or parts thereof shall be canceled.

(e)  Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause (including, in case of a Nonemployee Director, the failure to be elected as a Nonemployee Director) or (ii) by the Participant for “good reason” or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of one year from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

(f)  Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8.  Effect of Change in Control.

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:

(a)  With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service by the Company without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b)  With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c)  For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive Common Stock of the acquiring entity.

(d)  Notwithstanding any other provision of the Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the Award multiplied by (y) the number of Shares granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

9.  Miscellaneous.

(a) Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(b)  Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.

10. No Special Employment Rights, No Right to Award.

(a)  Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b)  No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11. Securities Matters.

(a)  The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)  The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12. Withholding Taxes.

(a)  Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b)  Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13. Non-Competition and Confidentiality.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority.

14. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15. Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16. Transfers Upon Death; Nonassignability.

(a)  A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b)  During a Participant’s lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17. Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date, but the Plan shall be subject to the requisite approval of the stockholders of the Company at the Company’s next annual meeting of its shareholders. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18. Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19. Participant Rights.

(a)  No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

(b)  Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20. Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21. No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22. Interpretation.

The Plan is designed and intended to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

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This 2017 Plan was approved and adopted by the Board of Directors on 28th day of April, 2017.

HEAT BIOLOGICS, INC. 801 CAPITOLA DRIVE, SUITE 12 DURHAM, NC 27713

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VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:						number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐

Nominees:

	01 Jeffrey Wolf	02 John Monahan, Ph.D.		03 Edward B. Smith, III		04 John Prendergast, Ph.D.

The Board of Directors recommends you vote FOR the proposals 2, 3, 4 and 5.							For	Against	Abstain

2.	to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2017;						☐	☐	☐

3.

to approve (in the event it is deemed advisable by our Board of Directors) an amendment to our third amended and restated certificate of incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, $0.0002 par value per share, at a ratio to be determined in the discretion of our Board of Directors within a range of one (1) share of Common Stock for every two (2) to ten (10) shares of Common Stock;

							☐	☐	☐

4.	to approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000;						☐	☐	☐

5.	to approve an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3 or Proposal 4; and						☐	☐	☐

6.	to approve our 2017 Stock Incentive Plan.						☐	☐	☐

NOTE: to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Form 10-K are available at www.proxyvote.com

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HEAT BIOLOGICS, INC. 2017 Annual Meeting of Stockholders June 29, 2017 9:00 A.M. Local Time This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Jeffrey Wolf and Ann Rosar, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HEAT BIOLOGICS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M., local time, on June 29, 2017, at the Company’s offices located at 801 Capitola Drive, Suite 12, Durham, North Carolina 27713, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side